As filed with the Securities and Exchange Commission on February 2, 2000


                                        Securities Act Registration No. 2-74139
                               Investment Company Act Registration No. 811-3264
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                        [ ]

                          PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 30                    [X]

                                    AND/OR
                        REGISTRATION STATEMENT UNDER THE                    [ ]
                         INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 31                            [X]

                        (Check appropriate box or boxes)

                               ----------------

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST
              (Exact name of registrant as specified in charter)
            (Formerly, Prudential-Bache Government Securities Trust)

                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7521

                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  As soon as practicable after the effective
                      date of the Registration Statement.

                               ----------------

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


              [X] immediately upon filing pursuant to paragraph (b)
              [ ] on (date) pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] on (date) pursuant to paragraph (a) (1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] on (date) pursuant to paragraph (a)(2) of Rule 485
                  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
              [ ] this post-effective amendment designates a new
                 effective date for a previously filed post-effective amendment


Title  of  Securities  Being  Registered..... Shares of Beneficial Interest (Par
                                                           Value $.01 per share)
================================================================================

FUND TYPE:
---------------------------------
Money market

INVESTMENT OBJECTIVE:
---------------------------------
High current income,
preservation of capital and
maintenance of liquidity

Prudential
Government                      [GRAPHIC OMITTED]
Securities Trust


--------------------------------------------------------------------------------
MONEY MARKET SERIES
PROSPECTUS DATED JANUARY 31, 2000


As with all mutual funds, the Securities
and Exchange Commission has not
approved or disapproved the Trust's
shares, nor has the SEC determined
that this prospectus is complete or                            [LOGO] Prudential
accurate. It is a criminal offense to                                Investments
state otherwise.

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Table of Contents
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1    Risk/Return Summary
1    Investment Objectives and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses

4    How the Series Invests
4    Investment Objectives and Policies
5    Other Investments and Strategies

7    Investment Risks

9    How the Series is Managed
9    Board of Trustees
9    Manager
9    Investment Adviser
10   Distributor

11   Series Distributions and Tax Issues
11   Distributions
12   Tax Issues

13   How to Buy, Sell and Exchange Shares of the Series
13   How to Buy Shares
19   How to Sell Your Shares
22   How to Exchange Your Shares
23   Telephone Redemptions and Exchanges

24   Financial Highlights
24   Class A Shares
25   Class Z Shares

26   The Prudential Mutual Fund Family


     For More Information (Back Cover)


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Money Market Series                                    [GRAPHIC] (800) 225-1852
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Risk/Return Summary
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This section highlights key information about the Money Market Series, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
Money Market Funds

Money market funds--which hold high-quality short-term debt obligations--provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
--------------------------------------------------------------------------------


Our investment objectives are high current income, preservation of capital and maintenance of liquidity. In pursuing our objectives, we invest primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates change. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Repurchase agreements have the risk of losing value if the seller defaults or the value of the collateral securing the repurchase agreement declines. Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities, limits the average maturity of the portfolio to 90 days or less, and limits the maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.


      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.



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                                                                               1

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Risk/Return Summary
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Evaluating Performance


A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the series' average annual total returns for the periods indicated compare with those of a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


------------------------------------------
Annual Returns (Class A Shares)
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   [The following table was depicted as a bar chart in the printed material.]

 1990    1991     1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
 7.74%   5.70%    3.43%   2.58%   3.57%   5.30%   4.77%   4.93%   4.82%   4.36%


--------------------------------------------------------------------------------
BEST QUARTER: 2.27% (2nd quarter of 1989)
WORST QUARTER: 0.63% (2nd quarter of 1993)
--------------------------------------------------------------------------------



------------------------------------------
Average Annual Returns(1) (as of 12-31-99)
--------------------------------------------------------------------------------
                        1 YR         5 YRS       10 YRS        SINCE INCEPTION
--------------------------------------------------------------------------------
Class A shares         4.36%         4.83%        4.71%    6.18% (since 1-12-82)
--------------------------------------------------------------------------------
Class Z shares         4.49%          n/a          n/a     4.91% (since 3-1-96)
--------------------------------------------------------------------------------
Lipper Average(2)      4.82%         5.24%        5.02%             N/A
--------------------------------------------------------------------------------

------------------------------------------
7 Day Yield(1) (as of 12-31-99)
--------------------------------------------------------------------------------
Class A shares         4.66%
--------------------------------------------------------------------------------
Class Z shares         4.79%
--------------------------------------------------------------------------------
IBC Average(3)         4.89%
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(1)   The Series' returns and yield are after deduction of expenses.


(2) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Market Funds category. Lipper returns since the inception of each class are 6.18% for Class A and 5.12% for Class Z shares. Source: Lipper, Inc.


(3) The IBC Average is based upon the average yield of all mutual funds in the International Business Communications Financial Data all taxable money market fund category.


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2  Money Market Series                                  [GRAPHIC] (800) 225-1852

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Risk/Return Summary
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FEES AND EXPENSES


These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series -- Class A and Class Z. Each share class has different expenses but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


--------------------------------------------------------
Shareholder Fees(1) (paid directly from your investment)
--------------------------------------------------------------------------------
                                                              CLASS A    CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                   None       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 (as a percentage of the lower of original
 purchase price or sale proceeds)                                None       None
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Maximum sales charge (load) imposed
 on reinvested dividends and other distributions                 None       None
--------------------------------------------------------------------------------
Redemption fees                                                  None       None
--------------------------------------------------------------------------------
Exchange fee                                                     None       None
--------------------------------------------------------------------------------


--------------------------------------------------------------
Annual Series Operating Expenses (deducted from Series assets)
--------------------------------------------------------------------------------
                                                                CLASS A  CLASS Z
--------------------------------------------------------------------------------
Management fees                                                  0.400%   0.400%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                          0.125%     None
--------------------------------------------------------------------------------
+ Other expenses                                                 0.375%   0.375%
--------------------------------------------------------------------------------
= Total annual Series operating expenses                          0.90%   0.775%
--------------------------------------------------------------------------------
(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


Example

This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                1 YR         3 YRS          5 YRS         10 YRS
--------------------------------------------------------------------------------
Class A shares                   $92          $287           $498         $1,108
--------------------------------------------------------------------------------
Class Z shares                   $79          $248           $431         $  960
--------------------------------------------------------------------------------



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                                                                               3

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How the Series Invests
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INVESTMENT OBJECTIVES AND POLICIES


      The Series' investment objectives are high current income, preservation of capital and maintenance of liquidity. While we make every effort to achieve our objectives, we can't guarantee success.


      The Series invests in short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. All securities that we purchase will be denominated in U.S. dollars. The Series will invest at least 80% of its total assets in U.S. Government securities, including repurchase agreements with respect to such securities.

      U.S. Government securities include debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.


      Treasury debt obligations are sometimes "stripped" into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Series may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

      The Series may also invest in certificates of deposit, which are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Some certificates of deposit may be insured, such as certificates of deposit insured by the Federal Deposit Insurance Corporation.


      The Series may also use repurchase agreements with respect to U.S. Government securities, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party that creates a fixed return for the Series.


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4  Money Market Series                                  [GRAPHIC] (800) 225-1852

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How the Series Invests
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      The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.


      For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover of this prospectus.



      The Series' investment objectives are fundamental policies that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Asset-Backed Securities

The Series may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cashflow from an underlying pool of assets, such as student loans or residential mortgages.

Floating Rate Debt Securities and Variable Rate Debt Securities

The Series may invest in floating rate debt securities and variable rate bonds with respect to money-market obligations. Floating rate debt securities are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest rate on floating rate debt securities changes when there is a change in the designated rate. Variable rate debt securities are debt securities that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the debt securities on short notice for an amount that may be more or less than the amount paid.

When-Issued and Delayed-Delivery Securities

The Series may purchase money-market obligations on a "when-issued" or "delayed-delivery" basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and pay-



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                                                                               5

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How the Series Invests
--------------------------------------------------------------------------------


ment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.

Liquidity Puts and Calls

The Series may purchase and exercise puts or calls on money-market obligations without limit. Puts give the Series the right to sell securities at a specified price and date. Calls give the Series the right to buy securities at a specified price and date. Puts or calls may be acquired to allow the Series to manage liquidity. Puts or calls may involve additional costs to the Series, which could reduce the Series' return.


For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series may borrow up to 20% of the value of its total assets), lends its securities to others (the Series may lend up to 30% of the value of its total assets), and holds illiquid securities (the Series may hold up to 10% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



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6  Money Market Series                                  [GRAPHIC] (800) 225-1852

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How the Series Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other investments. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.


-------------------------
Investment Type
--------------------------------------------------------------------------------
% of Series' Total Assets     Risks                   Potential Rewards
--------------------------------------------------------------------------------
High-quality money          o Credit risk--the      o May preserve the Series'
market obligations            risk that the           assets
of all types issued or        borrower can't pay
guaranteed by the             back the money        o Regular interest income
U.S. Government or            borrowed or make
its agencies or               interest payments     o Generally more secure than
instrumentalities                                     lower-quality debt
                            o Market risk--the        securities and equity
Up to 100%                    risk that the           securities
                              obligations will
                              lose value in the     o Principal and interest may
                              market because          be guaranteed by the U.S.
                              interest rates          Government
                              change or there is a
                              lack of confidence
                              in the borrower

                            o Not all U.S.
                              Government
                              securities are
                              insured or
                              guaranteed by the
                              U.S. Government --
                              some are backed by
                              the issuing agency.
--------------------------------------------------------------------------------
Illiquid securities         o May be difficult to   o May offer a more
                              value precisely         attractive yield or
Up to 10% of net assets                               potential for growth than
                            o May be difficult to     more widely traded
                              sell at the time and    securities
                              price desired
--------------------------------------------------------------------------------
When-issued and             o May magnify           o May magnify underlying
delayed-delivery              underlying              investment gains
securities                    investment losses

Percentage varies           o Investment costs may
                              exceed potential
                              underlying
                              investment gains
--------------------------------------------------------------------------------
Variable/floating           o Value lags value      o May offer protection
rate debt securities          of fixed-rate           against interest rate
                              securities when         changes
Percentage varies             interest rates change
--------------------------------------------------------------------------------



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                                                                               7

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How the Series Invests
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-------------------------
Investment Type
--------------------------------------------------------------------------------
% of Series' Total Assets     Risks                   Potential Rewards
--------------------------------------------------------------------------------
Asset-backed securities     o Prepayment risk -     o Regular interest income
                              the risk that the
                              underlying            o Prepayment risk is
Percentage varies             obligations may be      generally lower than with
                              prepaid partially or    mortgage-related
                              completely,             securities
                              generally during
                              periods of falling    o Pass-through instruments
                              interest rates,         provide greater
                              which could             diversification than
                              adversely affect        direct ownership of loans
                              yield to maturity
                              and could require
                              the Series to
                              reinvest in
                              lower-yielding
                              securities

                            o The security
                              interest in the
                              underlying
                              collateral may not
                              be as great as with
                              mortgage-related
                              securities

                            o Credit risk-the risk
                              that the underlying
                              receivables will not
                              be paid by debtors
                              or by credit
                              insurers or
                              guarantors of such
                              instruments. Some
                              asset-backed
                              securities are
                              unsecured or secured
                              by lower-rated
                              insurers or
                              guarantors and thus
                              may involve greater
                              risk

                            o Market risk
--------------------------------------------------------------------------------
Liquidity puts and calls    o Puts or calls used    o May allow the Series to
                              for liquidity           be fully invested while
Percentage varies             management may not      preserving liquidity
                              have the intended
                              effects and may
                              result in losses or
                              missed opportunities

                            o The other party to a
                              put or call could
                              default

                            o Certain types of puts
                              or calls involve costs
                              to the Series which can
                              reduce returns
--------------------------------------------------------------------------------



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8  Money Market Series                                  [GRAPHIC] (800) 225-1852

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How the Series is Managed
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BOARD OF TRUSTEES


The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers who conduct and supervise the daily business operations of the Series.


MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


      Under a management agreement with Prudential Government Securities Trust (the Trust), PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' Investment Adviser. For the fiscal year ended November 30, 1999, the Series paid PIFM management fees of .40 of 1% up to $1 billion, .375 of 1% up to $1.5 billion, .35 of 1% on greater than $1.5 billion of the Series' average daily net assets.

      PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion.


INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

      Prudential Investments' Fixed Income Group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection



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                                                                               9

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How the Series is Managed
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within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



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10  Money Market Series                                 [GRAPHIC] (800) 225-1852

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Series Distributions and Tax Issues
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Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays dividends and capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.


      The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series pays dividends out of any net investment income plus short-term capital gains to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income whether or not they are reinvested in the Series.


      Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such capital gains will be paid to shareholders (typically once a year). Long-term capital gains are generated when the Series sells assets which it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.


      For your convenience, distributions of dividends and capital gains are automatically reinvested in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.



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                                                                              11

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Series Distributions and Tax Issues
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TAX ISSUES

Form 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

      Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


Withholding Taxes


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

Qualified or Tax-Deferred Retirement Plans


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


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12  Money Market Series                                 [GRAPHIC] (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

      Prudential Mutual Fund Services LLC
      Attn: Investment Services
      P.O. Box 15020
      New Brunswick, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

Step 2: Choose a Share Class


Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

      When choosing a share class, you should consider the following:

      o     The amount of your investment

      o     Whether you qualify to purchase Class Z shares.

Share Class Comparison. Use this chart to help you compare the Series' two share classes.

--------------------------------------------------------------------------------
                                                                CLASS A  CLASS Z
--------------------------------------------------------------------------------
Minimum purchase amount(1)                                       $1,000     None
--------------------------------------------------------------------------------
Minimum amount for subsequent purchases(1)                       $  100     None
--------------------------------------------------------------------------------
Maximum initial sales charge                                       None     None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)                            None     None
--------------------------------------------------------------------------------
Annual distribution and service (12b-1) fees
 (shown as a percentage of average net assets)(2)            .125 of 1%     None
--------------------------------------------------------------------------------

(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

(2) These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .125 of 1%. The distribution fee for Class A shares is limited to .125 of 1% (including up to .125 of 1% as a service fee).



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Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


      o Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


      o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares can also be purchased by any of the following:


      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      o Current and former Directors/Trustees of the Prudential mutual funds (including the Series), and

     o     Prudential, with an investment of $10 million or more.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.



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      All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

Purchases Through Prudential Securities

Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).


      The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.


      For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.

      For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:

      o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

      o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

      o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month



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     Purchases through the Autosweep program are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

     You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.


     Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.


     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, your should contact your Prudential Securities Financial Advisor.


Manual Purchases

You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:

      o You do not participate in a money market sweep program (the Autosweep program), or

      o You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.

      The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

      If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential


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Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers Federal Funds on the business day after settlement).

      If you make a manual purchase through the Series' Distributor, through your broker (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker, your broker will forward your order and payment to the Series. You should contact your broker for information about services that your broker may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker. Any such charge is retained by your broker and is not sent to the Series.


Step 3: Understanding the Price You'll Pay

When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.

      The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1.


      We determine the NAV of our shares once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares or when changes in the value of the Series' portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Series?


For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase.


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Your broker may charge you a separate or additional fee for purchases of shares.


Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 15015
New Brunswick, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.



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Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:


Prudential Mutual Fund Services LLC

Attn: Customer Service,
P.O. Box 15005
New Brunswick, New Jersey 08906-5005


The application form must be signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not the amount credited to each sub-account.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES


You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise, contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010


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                                                                              19
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      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares -- Sale of Shares."


      If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares -- Sale of Shares -- Signature Guarantee."


Redemption in Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.



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Retirement Plans


To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

Automatic Redemption for Autosweep

If you participate in the Autosweep program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.


      The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit sufficient cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay another deficit in your securities account other than through this procedure, you must deposit sufficient cash in your securities account before you incur the deficit.


      Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividend declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.


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HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010


When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

      If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

      If you participate in any fee-based program where the Series is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.



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Frequent Trading


Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must complete an authorization form for telephone transactions. If you have elected telephone redemption and exchange privileges and you call the Series before 4:30 p.m., New York time, you will receive a redemption amount based on that day's NAV.

      The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.



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                                                                              23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The total return in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

Class A Shares

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


-----------------------------------------------------
Class A Shares (fiscal years ended 11-30)
--------------------------------------------------------------------------------------------
Per Share Operating
Performance                         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                          1.000       $1.000       $1.000       $1.000       $1.000
Income from investment
  operations:
Net investment income              0.042        0.048        0.048         .046         .052
Dividends from net
  investment income               (0.042)      (0.048)      (0.048)       (.046)       (.052)
Net asset value, end of year       1.000       $1.000       $1.000       $1.000       $1.000
Total return(1)                     4.31%        4.87%        4.87%        4.74%        5.20%
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data            1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------
Net assets,
  end of year (000)             $576,868     $590,004     $591,428     $552,123     $598,194
Average net assets (000)        $594,266     $589,649     $586,513     $589,147     $597,599
Ratios to average net assets:
Expenses, including
  distribution and service
  (12b-1) fees                      0.90%          80%         .77%         .86%         .78%
Expenses, excluding
  distribution and service
  (12b-1) fees                       .77%         .67%         .65%         .73%         .65%
Net investment income               4.23%        4.77%        4.77%        4.63%        5.15%
--------------------------------------------------------------------------------------------


(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.


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24  Money Market Series                                 [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Class Z Shares

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

-------------------------------------------------------
Class Z Shares (fiscal years ended 11-30)
--------------------------------------------------------------------------------
Per Share Operating Performance            1999     1998     1997      1996(1)
--------------------------------------------------------------------------------
Net asset value, beginning of year        1.000   $1.000   $1.000    $1.000
Income from investment operations:
Net investment income                     0.044     .048     .048      .038
Dividends from net investment income     (0.044)   (.048)   (.048)    (.038)
Net asset value, end of year              1.000   $1.000   $1.000    $1.000
Total return(2)                            4.44%    5.00%    5.03%     3.87%
--------------------------------------------------------------------------------
Ratios/Supplemental Data                   1999     1998     1997      1996
--------------------------------------------------------------------------------
Net assets, end of year (000)           $41,546  $26,901     $581      $204(4)
Average net assets (000)                $32,984  $19,236     $672    $1,962
Ratio to average net assets:
Expenses                                    .77%     .67%     .65%      .68%(3)
Net investment income                      4.38%    4.89%    4.92%     4.68%(3)
--------------------------------------------------------------------------------


(1) Information shown is for the period from March 1, 1996 (when Class Z shares were first offered) through November 30, 1996.


(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized.


(3)   Annualized.

(4)   Figure is actual and not rounded to nearest thousand.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS


Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund


Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS


Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.



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26  Money Market Series                                 [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS

Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.


MONEY MARKET FUNDS

Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series


--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:


Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906-5005
(800) 225-1852
(732) 482-7555
   (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:

Prudential Investment Management Services LLC
P.O. Box 15035
New Brunswick, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------------------------------------------------------

Additional information about the Series can be obtained without charge and can be found in the following documents:


Statement of Additional Information (SAI)

   (incorporated by reference into this prospectus)

Annual Report


   (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance.)


Semi-Annual Report

You can also obtain copies of Series documents from the Securities and Exchange Commission as follows:


By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
   publicinfo@sec.gov
   (The SEC charges a fee to copy
   documents.)



In Person:
Public Reference Room in
Washington, DC
   (For hours of operation, call
   1-202-942-8090.)

Via the Internet:
or the EDGAR Database at:
http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP Nos:                                                       Quotron Symbols
Class A: 744342-30-4                                             PBGXX
Class Z: 744342-50-2                                             --


Investment Company Act File No:
811-3264

MF111A                                  [RECYCLE LOGO] Printed on Recycled Paper

FUND TYPE:
------------------------------------
Money market

INVESTMENT OBJECTIVE:
------------------------------------
High current income consistent
with the preservation of
principal and liquidity

Prudential
Government                      [GRAPHIC OMITTED]
Securities Trust


--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SERIES
PROSPECTUS DATED JANUARY 31, 2000


As with all mutual funds, the Securities
and Exchange Commission has not
approved or disapproved the Trust's
shares, nor has the SEC determined
that this prospectus is complete or
accurate. It is a criminal offense to                          [LOGO] Prudential
state otherwise.                                                     Investments

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses


5    How the Series Invests
5    Investment Objective and Policies
6    Other Investments and Strategies
7    Investment Risks

8    How the Series is Managed
8    Board of Trustees
8    Manager
8    Investment Adviser
9    Distributor

10   Series Distributions and Tax Issues
10   Distributions
11   Tax Issues

12   How to Buy, Sell and Exchange Shares of the Series
12   How to Buy Shares
20   How to Sell Your Shares
25   How to Exchange Your Shares
27   Telephone Redemptions and Exchanges

28   Financial Highlights
28   Class A Shares
29   Class Z Shares

30   The Prudential Mutual Fund Family


     For More Information (Back Cover)


--------------------------------------------------------------------------------
U.S. Treasury Money Market Series                       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the U.S. Treasury Money Market Series, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
Money Market Funds

Money market funds--which hold high-quality short-term debt obligations--provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
--------------------------------------------------------------------------------


Our investment objective is high current income consistent with the preservation of principal and liquidity. In pursuing our objective, we invest exclusively in U.S. Treasury obligations that mature in 13 months or less. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates change. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in U.S. Treasury obligations, limits the average maturity of the portfolio to 90 days or less, and limits the maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.


      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE


A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operations. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns for the periods indicated compare with those of a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


   [The following table was depicted as a bar graph in the printed material.]

------------------------------------------
Annual Returns (Class A Shares)
--------------------------------------------------------------------------------

1991    1992    1993    1994    1995    1996    1997    1998    1999
----    ----    ----    ----    ----    ----    ----    ----    ----
5.70%   3.29%   2.55%   3.61%   5.25%   4.74%   4.81%   4.61%   4.25%


--------------------------------------------------------------------------------
BEST QUARTER: 1.53% (1st quarter of 1991)
WORST QUARTER: 0.61% (2nd quarter of 1993)
--------------------------------------------------------------------------------



------------------------------------------
Average Annual Returns(1) (as of 12-31-99)
--------------------------------------------------------------------------------
                        1 YR         5 YRS       10 YRS      (SINCE INCEPTION)
--------------------------------------------------------------------------------
Class A Shares         4.25%         4.73%         N/A     4.33% (since 12-3-90)
--------------------------------------------------------------------------------
Class Z Shares         4.38%          N/A          N/A     4.89% (since 2-21-97)
--------------------------------------------------------------------------------
Lipper Average(2)      4.23%         4.75%        4.63%             N/A
--------------------------------------------------------------------------------

------------------------------------------
7-Day Yield(1) (as of 12-31-99)
--------------------------------------------------------------------------------
Class A Shares         4.79%
--------------------------------------------------------------------------------
Class Z Shares         4.91%
--------------------------------------------------------------------------------
IBC Average(3)         4.57%
--------------------------------------------------------------------------------


1     The Series' returns and yield are after deduction of expenses.


2 The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Treasury Money Market Fund category. Lipper returns since the inception of each class are 4.33% for Class A, and 4.87% for Class Z shares. Source: Lipper, Inc.


3 The IBC Average is based upon the average yield of all mutual funds in the International Business Communications Financial Data all taxable money market fund category.


2  U.S. Treasury Money Market Series                    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES


These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series -- Class A and Class Z. Each share class has different expenses but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

--------------------------------------------------------------
Shareholder Fees(1) (paid directly from your investment)
--------------------------------------------------------------------------------
                                                              CLASS A    CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                  None      None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 (as a percentage of the lower of original purchase
 price or sale proceeds)                                        None      None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
 on reinvested dividends and other distributions                None      None
--------------------------------------------------------------------------------
Redemption fees                                                 None      None
--------------------------------------------------------------------------------
Exchange fee                                                    None      None
--------------------------------------------------------------------------------


--------------------------------------------------------------
Annual Series Operating Expenses (deducted from Series assets)
--------------------------------------------------------------------------------
                                                              CLASS A    CLASS Z
--------------------------------------------------------------------------------
Management fees                                                0.400%    0.400%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                        0.125%     None
--------------------------------------------------------------------------------
+ Other expenses                                               0.105%     0.11%
--------------------------------------------------------------------------------
= Total annual Series operating expenses                        0.63%     0.51%
--------------------------------------------------------------------------------

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

Example

This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                1 YR          3 YRS          5 YRS        10 YRS
--------------------------------------------------------------------------------
Class A shares                   $64           $202           $351         $786
--------------------------------------------------------------------------------
Class Z shares                   $52           $164           $285         $640
--------------------------------------------------------------------------------



4  U.S. Treasury Money Market Series                    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is high current income consistent with the preservation of principal and liquidity. While we make every effort to achieve our objective, we can't guarantee success.

      The Series invests exclusively in U.S. Treasury obligations to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. The Series will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.

      The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Series may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

      Debt obligations in general, including U.S. Treasury obligations, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security.

      The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.


     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover of this prospectus.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

      The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

      In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Floating Rate Debt Securities and Variable Rate Debt Securities

The Series may invest in floating rate debt securities and variable rate debt securities with respect to U.S. Treasury obligations. Floating rate debt securities are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest on floating rate debt securities changes when there is a change in the designated rate. Variable rate debt securities are debt securities that have an interest rate that is adjusted, based on the market rate at a specified period. They may allow the Series to demand payment of the debt securities on short notice for an amount that may be more or less than the amount paid.

When-Issued and Delayed-Delivery Securities

The Series may purchase U.S. Treasury obligations on a when-issued or delayed-delivery basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.

For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it borrows money (the Series may borrow up to 20% of the value of its total assets) or holds illiquid securities (the Series may hold up to 10% of its net assets in illiquid securities,



--------------------------------------------------------------------------------
6  U.S. Treasury Money Market Series                    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------


including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the Series' principal investments. To limit these risks, we invest only in U.S. Treasury securities, which are of the highest possible credit quality. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.


-------------------------
Investment Type
% of Series' Total Assets    Risks                       Potential Rewards
--------------------------------------------------------------------------------
U.S. Treasury              o Credit risk--the risk     o May preserve the
securities                   that the borrower can't     Series' assets
                             pay back the money
Up to 100%                   borrowed or make          o Regular interest income
                             interest payments
                                                       o Generally more secure
                           o Market risk--the risk       than lower quality debt
                             that the obligations        securities and equity
                             will lose value in the      securities
                             market because interest
                             rates change or there     o Principal and interest
                             is a lack of confidence     are guaranteed by
                             in the borrower             the U.S. government
--------------------------------------------------------------------------------
When-issued and            o May magnify underlying    o May magnify underlying
delayed-delivery             investment losses           investment gains
securities
                           o Investment costs may
Percentage varies            exceed potential
                             underlying investment
                             gains
--------------------------------------------------------------------------------
Illiquid securities        o May be difficult to       o May offer a more
                             value precisely             attractive yield or
Up to 10% of net assets                                  potential for growth
                           o May be difficult to         than more widely traded
                             sell at the time and        securities
                             price desired
--------------------------------------------------------------------------------
Variable/floating          o Value lags value of       o May offer protection
rate debt securities         fixed rate securities       against interest rate
                             when interest rates         changes
Percentage varies            change
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series is Managed
--------------------------------------------------------------------------------


BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers who conduct and supervise the daily business operations of the Series.


MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


      Under a management agreement with Prudential Government Securities Trust (the Trust), PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' Investment Adviser. For the fiscal year ended November 30, 1999, the Series paid PIFM management fees of .40% of the Series' average daily net assets.

      PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the Manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion.


INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

      Prudential Investments' Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team,



--------------------------------------------------------------------------------
8  U.S. Treasury Money Market Series                    [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series is Managed
--------------------------------------------------------------------------------


headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A Shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Distributions and Tax Issues
--------------------------------------------------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays dividends and capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account.

      The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series pays dividends of any net investment income plus short-term capital gains to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses.The dividends you receive from the Series will be taxed as ordinary income whether or not they are reinvested in the Series.

      Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such capital gains will be paid to shareholders (typically once a year). Long-term capital gains are generated when the Series sells its assets which it held for more than 12 months for a profit. For an individual, the maximum long term capital gains rate is 20%.


      For your convenience, distributions of dividends and capital gains are automatically reinvested in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.



--------------------------------------------------------------------------------
10  U.S. Treasury Money Market Series                   [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Series Distributions and Tax Issues
--------------------------------------------------------------------------------

TAX ISSUES

Form 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

      Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


Withholding Taxes


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

Qualified or Tax-Deferred Retirement Plans


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 15020
New Brunswick, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

Step 2: Choose a Share Class


Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

      When choosing a share class, you should consider the following:

      o     The amount of your investment

      o     Whether you qualify to purchase Class Z shares.



--------------------------------------------------------------------------------
12  U.S. Treasury Money Market Series                   [GRAPHIC] (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------


Share Class Comparison. Use this chart to help you compare the Series' two share classes.

--------------------------------------------------------------------------------
                                                             CLASS A     CLASS Z
--------------------------------------------------------------------------------
Minimum purchase amount(1)                                    $1,000       None
--------------------------------------------------------------------------------
Minimum amount for subsequent purchases(1)                    $  100       None
--------------------------------------------------------------------------------
Maximum initial sales charge                                    None       None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)                         None       None
--------------------------------------------------------------------------------
Annual distribution and service (12b-1) fees
 (shown as a percentage of average net assets)(2)         .125 of 1%       None
--------------------------------------------------------------------------------

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

2 These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .125 of 1%. The distribution fee for Class A shares is limited to .125 of 1% (including up to .125 of 1% as a service fee).

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------


      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares can also be purchased by any of the following:

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

      o Current and former Directors/Trustees of the Prudential mutual funds (including the Series); and

      o     Prudential, with an investment of $10 million or more.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


      All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

Purchases Through Prudential Securities

Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).


      The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities



--------------------------------------------------------------------------------
14  U.S. Treasury Money Market Series                   [GRAPHIC] (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------


Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.

      For Individual Retirement Accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.


      For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:

      o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

      o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date


      o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month



      Purchases through the Autosweep program are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.


      Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.


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      The charges and expenses of the Autosweep program are not reflected in the
Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.


Purchases Through The Prudential Advantage Account Program


The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offer additional services, such as a debit card and check writing.


      The Advantage Account Program allows you to designate the Series as your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.


      With the Advantage Account as well as the Investor Account for Benefit Plans and Individual Retirement Accounts (IRAs), all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.

      If you have an Investor Account (non-IRA), shares of the Series will be purchased as follows:


      o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

      o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Series on the business day following the settlement date


      o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month



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      You will begin earning dividends on your shares purchased through the
Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.


      Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.

      The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

Manual Purchases

You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:

      o You do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or

      o You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.

      The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


      If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers Federal Funds on the business day after settlement).

      If you make a manual purchase through the Series' Distributor, through your broker (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after



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receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker, your broker will forward your order and payment to the Series. You should contact your broker for information about services that your broker may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker. Any such charge is retained by your broker and is not sent to the Series.

Purchase Through the COMMAND Program or the BusinessEdge Program Class A shares of the Series are available to shareholders who meet the minimum investment requirements and participate in either the corporate COMMANDSM Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdgeSM Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. if you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable.


Step 3: Understanding the Price You'll Pay


When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.


      The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining its NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1.


      We determine the NAV of our shares once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday.



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We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares or when changes in the value of the Series' portfolio do not materially affect the NAV.


What Price Will You Pay for Shares of the Series?


For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.


Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 15015
New Brunswick, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial



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adviser will help you determine which retirement plan best meets your needs.
Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.


Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:

Prudential Mutual Fund Services LLC
Attn: Customer Service
P.O. Box 15005
New Brunswick, New Jersey 08906-5005


      The application form must be signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES


You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.



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      When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

      Generally, we will pay you for the shares that you sold within seven days after the Transfer Agent, the Distributor or your broker receive your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales


There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares -- Sale of Shares."

      If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."


Redemption in Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then


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give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

Retirement Plans


To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

Automatic Redemption for Autosweep


If you participate in the Autosweep program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.


      The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.


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      Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.


Automatic Redemption for the Advantage Account. If you participate in the Advantage Account Program, your Series shares will be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.


      The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits by your account.

      Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.


Automatic Redemption for the COMMAND Program or the BusinessEdge Program. If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.



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      The amount of the redemption will be the lesser of the total value of
Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa(R) Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa(R) Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.

      Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

Manual Redemption for the COMMAND Program or the BusinessEdge Program. If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Series. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.

      The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "primary fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

      Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has



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the right to terminate your Program account at any time for any reason. If a
Program account is terminated, all shares of the Series held in the account will be redeemed.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010


When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.


      If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

      If you participate in any fee-based program where the Series is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after


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your voluntary or involuntary termination of employment or retirement, your
Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

Frequent Trading


Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



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TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must complete an authorization form for telephone transactions. If you have elected telephone redemption and exchange privileges and you call the Series before 4:30 p.m., New York time, you will receive a redemption amount based on that day's NAV.

      The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it reasonably believes are made by the shareholder. if the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.



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                                                                              27
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--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

      The financial highlights will help you evaluate the Series' financial performance. The total return in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

Class A Shares

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


----------------------------------------------------
Class A Shares (fiscal years ended 11-30)

Per Share Operating
Performance                          1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                        $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
Income from investment
  operations:
Net investment income                .041          .046         0.047          .046          .050
Dividends from net investment
  income                            (.041)        (.046)       (0.047)        (.046)        (.050)
Net asset value, end of year     $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
Total return(1)                      4.19%         4.66%         4.80%         4.75%         5.08%
--------------------------------------------------------------------------------------------------
Ratios/Supplemental Data             1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------
Net assets, end of
  year (000)                     $321,641      $336,985      $432,784      $305,330      $339,334
--------------------------------------------------------------------------------------------------
Average net assets (000)         $383,772      $420,140      $402,634      $393,060      $345,369
Ratios to average
  net assets:
Expenses, including
  distribution and service
  (12b-1) fees                        .63%          .63%          .65%          .63%          .62%
Expenses, excluding
  distribution and service
  (12b-1) fees                        .51%          .51%          .52%          .51%          .50%
Net investment income                4.10%         4.57%         4.66%         4.57%         5.01%
--------------------------------------------------------------------------------------------------


1 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.


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28  U.S. Treasury Money Market Series                   [GRAPHIC] (800) 225-1852
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Financial Highlights
--------------------------------------------------------------------------------

Class Z Shares

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


-----------------------------------------
Class Z Shares (fiscal years ended 11-30)

Per Share Operating Performance                1999         1998      1997(1)
--------------------------------------------------------------------------------
Net asset value, beginning of year           $1.000       $1.000      $1.000
Income from investment operations:

Net investment income                          .043          049        .039
Dividends from net investment income          (.043)       (.049)      (.039)
Net asset value, end of year                 $1.000       $1.000      $1.000
Total return(2)                                4.37%        5.05%       3.96%
--------------------------------------------------------------------------------
Ratios/Supplemental Data                       1999         1998      1997(1)
--------------------------------------------------------------------------------
Net assets, end of year (000)                $2,013        $2114       $2054
Average net assets (000)                     $1,942        $2094       $1974
Ratio of average net assets:
Expenses                                        .51%         .51%        .52%(3)
Net investment income                          4.25%        4.91%       3.89%(3)
--------------------------------------------------------------------------------


1 Information shown is for the period from February 21, 1997 (when Class Z shares were first offered) through November 30, 1997.


2 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized.


3     Annualized.

4     Figure is actual and not rounded to nearest thousand.


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                                                                              29
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--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS


Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Services Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund


Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS


Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.



--------------------------------------------------------------------------------
30  U.S. Treasury Money Market Series                   [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

BOND FUNDS

Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio


Target Funds
   Total Return Bond Fund


Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS

Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series


--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906-5005
(800) 225-1852
(732) 482-7555
   (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:
Prudential Investment Management Services LLC
P.O. Box 15035
New Brunswick, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------

Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------------------------------------------------------


Additional information about the Series can be obtained without charge and can be found in the following documents:


Statement of Additional Information (SAI)

   (incorporated by reference into this prospectus)

Annual Report


(contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)


Semi-Annual Report



You can also obtain copies of Series documents from the Securities and Exchange Commission as follows:


By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
   publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)


In Person:


Public Reference Room in Washington, DC
   (For hours of operation, call
   (1-202-942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP Nos.:                                                      Quotron symbols
Class A: 744342-30-4                                                  PUSXX
Class Z: 744342-50-2                                                    --


Investment Company Act File No:
811-3264

MF145A                                  [RECYCLE LOGO] Printed on Recycled Paper

FUND TYPE:
------------------------------------
Government securities

INVESTMENT OBJECTIVE:
------------------------------------
High level of income consistent
with providing reasonable safety

Prudential
Government                      [GRAPHIC OMITTED]
Securities Trust


--------------------------------------------------------------------------------
SHORT-INTERMEDIATE TERM SERIES
PROSPECTUS: JANUARY 31, 2000


As with all mutual funds, the Securities
and Exchange Commission has not
approved or disapproved the Trust's
shares, nor has the SEC determined
that this prospectus is complete or
accurate. It is a criminal offense to                          [LOGO] Prudential
state otherwise.                                                     Investments

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses


5    How the Series Invests
5    Investment Objective and Policies
7    Other Investments and Strategies
11   Investment Risks

15   How the Series is Managed
15   Board of Trustees
15   Manager
15   Investment Adviser
18   Distributor

19   Series Distributions and Tax Issues
19   Distributions
20   Tax Issues
21   If You Sell or Exchange Your Shares

22   How to Buy, Sell and Exchange Shares of the Series
22   How to Buy Shares
26   How to Sell Your Shares
28   How to Exchange Your Shares
29   Telephone Redemptions and Exchanges

30   Financial Highlights
30   Class A Shares
31   Class Z Shares

33   The Prudential Mutual Fund Family


     For More Information (Back Cover)


--------------------------------------------------------------------------------
    Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the Short-Intermediate Term Series, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to achieve a high level of income consistent with providing reasonable safety. To achieve this objective, we invest at least 65% of the Series' total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While we make every effort to achieve our investment objective, we can't guarantee success.

Principal Risks

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the securities may lose value because interest rates change or there is a lack of confidence in the borrower. In addition, these securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related and asset-backed securities may also be subject to prepayment risk, which means that if they are prepaid, the Series may have to replace them with lower-yielding securities.

      Some of our investment strategies involve additional risks. Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."

      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE


A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operations for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns for the periods indicated compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.


   [The following table was depicted as a bar graph in the printed material.]

------------------------------------------
Annual Returns (Class A Shares)
--------------------------------------------------------------------------------
1990     1991    1992    1993     1994     1995    1996    1997    1998    1999
----     ----    ----    ----     ----     ----    ----    ----    ----    ----
7.99%   13.16%   6.13%   7.19%   -2.35%   12.94%   4.00%   6.99%   6.00%   0.55%


--------------------------------------------------------------------------------
BEST QUARTER: 4.89 % (4th quarter of 1991)
WORST QUARTER: -2.00% (1st quarter of 1994)
--------------------------------------------------------------------------------

------------------------------------------
Average Annual Returns(1) (as of 12-31-99)
--------------------------------------------------------------------------------
                           1 YR      5 YRS       10 YRS       SINCE INCEPTION
--------------------------------------------------------------------------------
Class A Shares             0.55%     6.02%        6.16%    7.83% (since 9-22-82)
--------------------------------------------------------------------------------
Class Z Shares             0.74%       N/A          N/A    4.72% (since 2-26-97)
--------------------------------------------------------------------------------
Lipper Average(2)          0.64%     6.00%        6.47%             N/A
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate
Government Bond Index(3)   0.49%     6.93%        7.10%             N/A
--------------------------------------------------------------------------------

1     The Series' returns are after deduction of expenses.

2 The Lipper Average is based on the average return of all mutual funds in the Lipper Short-Intermediate U.S. Government Fund category. Lipper returns since the inception of each class are 7.89% for Class A and 4.66% for Class Z shares. Source: Lipper, Inc.

3 The Lehman Brothers Intermediate Government Bond Index is an unmanaged weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to ten years. The Intermediate Government Bond Index includes reinvested dividends, but does not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. Intermediate Government Bond Index returns since the inception of each class are 8.89% for Class A and 5.62% for Class Z shares. Source: Lehman Brothers



--------------------------------------------------------------------------------
2  Short-Intermediate Term Series                       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

Fees and Expenses


These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Series--Class A and Class
Z. Each share class has different expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


---------------------------------------------------------
Shareholder Fees (1) (paid directly from your investment)
--------------------------------------------------------------------------------
                                                              CLASS A    CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                  None       None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 (as a percentage of the lower of original purchase
 price or sale proceeds)                                        None       None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
 on reinvested dividends and other distributions                None       None
--------------------------------------------------------------------------------
Redemption fees                                                 None       None
--------------------------------------------------------------------------------
Exchange fee                                                    None       None
--------------------------------------------------------------------------------


--------------------------------------------------------------
Annual Series Operating Expenses (deducted from Series assets)
--------------------------------------------------------------------------------
                                                              CLASS A    CLASS Z
--------------------------------------------------------------------------------
Management fees                                                 .40%       .40%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                         .19%       None
--------------------------------------------------------------------------------
+ Other expenses                                                .33%       .33%
--------------------------------------------------------------------------------
= Total annual Series operating expenses                        .92%       .73%
--------------------------------------------------------------------------------


1 Your broker may charge you a separate or additional fee for purchases and sales of shares.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

Example

This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.


      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                               1 YR          3 YRS          5 YRS         10 YRS
--------------------------------------------------------------------------------
Class A shares                  $94           $293           $509         $1,131
--------------------------------------------------------------------------------
Class Z shares                  $75           $233           $406           $906
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4  Short-Intermediate Term Series                       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. This means we seek investments that will increase in value, as well as pay the Series interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

      The Series invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include U.S. Treasury bills, notes, bonds, and other debt securities issued by the U.S. Treasury and obligations, including mortgage-backed securities, asset-backed securities and other securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These guarantees do not extend to the yield or value of the securities or the Series' shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


      The Series may also invest up to 35% of its assets in the following privately-issued instruments: (1) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, (2) asset-backed securities, (3) corporate debt securities and (4) money market instruments. These privately issued securities must be rated A or better by a major rating service. Money market instruments must also have a comparable short-term rating. A rating is an assessment of the likelihood of timely payment of interest and principal by the issuer of the security. The Series may also invest in unrated securities, if the Series' investment adviser determines them to be of comparable quality.


      Mortgage-backed securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Some mortgage-related securities are backed by the full faith and credit of the U.S. Government like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S.Treasury to meet their obligations. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

      Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multiclass pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

      The values of mortgage-related securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

      We may invest in privately-issued asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

      A corporation that wishes to raise cash may choose to issue a corporate debt security. The corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

      Money market instruments include bank obligations, obligations of savings institutions, fully insured certificates of deposit and commercial paper of a comparable short-term rating.

      It is currently anticipated that the Series will invest primarily in securities with maturities ranging from two to five years, but depending on market and


--------------------------------------------------------------------------------
6  Short-Intermediate Term Series                       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

changing economic conditions, the Series may invest in securities of any maturity of 10 years or less or, for hedging purposes, in longer term securities, including 30 year futures.

      The Series may also engage in active trading--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Series sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Series' return.


      For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


      The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

Repurchase and Reverse Repurchase Agreements

The Series may use repurchase agreements where a party agrees to sell a security to the Series and then repurchases it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party that creates a fixed return for the Series.


      The Series may use reverse repurchase agreements, where the Series borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

Dollar Rolls

The Series may enter into dollar rolls in which the Series sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Series is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.


Temporary Defensive Investments

For temporary defensive purposes, the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. Investing heavily in these securities can limit our ability to achieve a high level of income, but can help to preserve the Series' assets.

Derivative Strategies

The Series may use various derivative strategies to try to improve the Series' returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures contracts, options, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment--whether a security, market index, currency, interest rate or some other benchmark-- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings.

Options

The Series may purchase and sell put and call options on securities traded on U.S. securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium.

Futures Contracts and Related Options

The Series may purchase and sell futures contracts and related options on futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index.



--------------------------------------------------------------------------------
8  Short-Intermediate Term Series                       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------


Interest Rate Swap Transactions

The Series may enter into interest-rate swap transactions. In a swap transaction the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.

When-Issued or Delayed-Delivery Securities


The Series may purchase money market obligations on a when-issued or delayed-delivery basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.

Floating Rate Debt Securities and Variable Rate Debt Securities

The Series may invest in floating rate debt securities and variable rate debt securities. Floating rate debt securities are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest rate on floating rate debt securities changes when there is a change in the designated rate. Variable rate debt securities are debt securities that have an interest rate that is adjusted, based on the market rate at a specified period. They generally allow the Series to demand payment of the debt securities on short notice for an amount that may be more or less than the amount paid.


Foreign Debt Securities

The Series may also purchase U.S. dollar-denominated foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies and supranational entities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

Short Sales

The Series may make short sales, where we sell a security we have borrowed because we expect the value of the security to drop, at which point we purchase the security at the lower market price and return it to the lender. The Series' use of short sales is subject to certain fundamental restrictions described in the SAI.


For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."

Additional Strategies

The Series also follows certain policies when it: borrows money (the Series can borrow up to 33 1/3% of the value of its total assets), lends its securities to others (the Series can lend up to 30% of the value of its total assets); and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series may borrow from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. Borrowing for investment purposes is generally known as leveraging. Leveraging is a speculative technique that exaggerates the effect of any increase or decrease in the market value of the Series' portfolio. The Series is subject to certain investment restrictions that are fundamental policies which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



--------------------------------------------------------------------------------
10  Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------

INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------


------------------------
Investment Type
% of Series' Total Assets   Risks                        Potential Rewards
--------------------------------------------------------------------------------
U.S. Government         o   Credit risk--the risk      o Regular interest income
securities                  that the borrower can't
                            pay back the money         o Generally more secure
At least 65%                borrowed or make             than lower quality debt
                            interest payments            securities and equity
                            (relatively low for          securities
                            U.S. Government
                            securities)                o May preserve the
                                                         Series' assets
                          o Market risk--the risk
                            that the obligations       o Principal and interest
                            will lose value in the       may be guaranteed by
                            market because interest      the U.S. Government
                            rates change or there
                            is a lack of confidence
                            in the borrower

                          o Not all U.S. Government
                            securities are insured
                            or guaranteed by the
                            U.S. Government--some
                            are backed by the
                            issuing agency
--------------------------------------------------------------------------------
Mortgage-related          o Prepayment risk -- the     o Regular interest income
securities                  risk that the
                            underlying mortgage may    o The U.S. Government
Percentage varies           be prepaid partially or      guarantees interest and
                            completely, generally        principal payments on
                            during periods of            certain securities
                            falling interest rates,
                            which could adversely      o May benefit from
                            affect yield to              security interest in
                            maturity and could           real estate collateral
                            require the Series to
                            reinvest in                o Pass-through
                            lower-yielding               instruments provide
                            securities                   greater diversification
                                                         than direct ownership
                          o Credit risk--the risk        of loans
                            that the underlying
                            mortgages will not be
                            paid by debtors or by
                            credit insurers or
                            guarantors of such
                            instruments. Some
                            private mortgage
                            securities are
                            unsecured or secured by
                            lower-rated insurers or
                            guarantors and thus may
                            involve greater risk

                          o Market risk
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
12  Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------


------------------------
Investment Type
% of Series' Total Assets   Risks                        Potential Rewards
--------------------------------------------------------------------------------
Asset-backed securities   o The security interest      o Regular interest income
(privately-issued)          in the underlying
                            collateral may not be      o Prepayment risk is
Percentage varies           as great as with             generally lower than
                            mortgage-related             with mortgage-related
                            securities                   securities

                          o Credit risk--the risk      o Pass-through
                            that the underlying          instruments provide
                            receivables will not be      greater diversification
                            paid by debtors or by        than direct ownership
                            credit insurers or           of loans
                            guarantors of such
                            instruments. Some
                            asset-backed securities
                            are unsecured or
                            secured by lower-rated
                            insurers or guarantors
                            and thus may involve
                            greater risk

                          o See market risk and
                            prepayment risk
--------------------------------------------------------------------------------
Corporate                 o See credit risk and        o Regular interest income
debt obligations            market risk
                                                       o Generally more secure
Up to 35% under                                          than equity securities
normal conditions
--------------------------------------------------------------------------------
Derivatives               o Derivatives such as        o The Series could make
                            futures, options and         money and protect
Percentage varies           interest rate swap           against losses if the
                            transactions that are        investment analysis
                            used for hedging             proves correct
                            purposes may not fully
                            offset the underlying      o Derivatives that
                            positions and this           involve leverage could
                            could result in losses       generate substantial
                            to the Series that           gains at low cost
                            would not have
                            otherwise occurred         o One way to manage the
                                                         Series' risk/return
                          o Derivatives used for         balance is to lock in
                            risk management may not      the value of an
                            have the intended            investment ahead of
                            effects and may result       time
                            in losses or missed
                            opportunities

                          o The other party to a
                            derivatives contract
                            could default

                          o Derivatives that
                            involve leverage
                            (borrowing for
                            investment) could
                            magnify losses

                          o Certain types of
                            derivatives involve
                            costs to the Series
                            which can reduce
                            returns
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Series Invests
--------------------------------------------------------------------------------


------------------------
Investment Type
% of Series' Total Assets   Risks                        Potential Rewards
--------------------------------------------------------------------------------
When-issued and           o May magnify underlying     o May magnify underlying
delayed-delivery            investment losses            investment gains
securities, reverse
repurchase agreements,    o Investment costs may
dollar rolls and            exceed potential
short sales                 underlying investment
                            gains
Percentage varies

--------------------------------------------------------------------------------
Illiquid securities       o May be difficult to        o May offer a more
                            value precisely              attractive yield or
Up to 15% of net assets                                  potential for growth
                          o May be difficult to          than more widely traded
                            sell at the time and         securities
                            price desired
--------------------------------------------------------------------------------
Money market              o See credit risk and        o May preserve the
instruments                 market risk                  Series' assets

Up to 100% on a           o Limits potential for
temporary basis             capital appreciation

--------------------------------------------------------------------------------
Variable/floating rate    o Value lags value of        o May offer protection
debt securities             fixed-rate securities        against interest rate
                            when interest rates          changes
Percentage varies           change
--------------------------------------------------------------------------------
Foreign debt securites    o Foreign markets,           o Investors can
                            economies and political      participate in the
Percentage varies           systems may not be as        growth of foreign
                            stable as in the U.S.,       markets and companies
                            particularly those in        operating in those
                            developing countries         markets

                          o May be less liquid than    o Opportunities for
                            U.S. debt securities         diversification

                          o Differences in foreign
                            lows, accounting
                            standards, public
                            information, custody
                            and settlement
                            practices provide less
                            reliable information on
                            foreign investments and
                            involve more risks
--------------------------------------------------------------------------------



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How the Series is Managed
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BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers, who conduct and supervise the daily business operations of the Series.

MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


      Under a management agreement with Prudential Government Securities Trust (the Trust), PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' Investment Adviser. For the fiscal year ended November 30, 1999, the Series paid PIFM management fees of .40% of the Series' average daily net assets.

      PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion.


INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

      Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.



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                                                                              15
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How the Series is Managed
--------------------------------------------------------------------------------


      Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.

      Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

      The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

      The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

      The following are the fixed income sector teams and the corresponding team leaders: (Assets under management are as of June 30, 1999.)

                                 U.S. Liquidity

Assets Under Management: $27.9 billion.

Team Leader: Michael Lillard. General Investment Experience: 12 years.

Portfolio Managers: 10. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.



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How the Series is Managed
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Sector: U.S. Treasuries, agencies and mortgages.
Investment Strategy: Focus is on high quality, liquidity and controlled risk.

                                    Corporate

Assets Under Management: $48.6 billion.
Team Leader: Steven Kellner. General Investment Experience: 13 years.

Portfolio Managers: 8. Average General Investment Experience: 13 years, which includes team members with mutual fund experience.

Sector: U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                   Global Bond

Assets Under Management: $1.9 billion.

Team Leader: Gabriel Irwin. General Investment Experience: 18 years.

Portfolio Managers: 5. Average General Investment Experience: 14 years, which includes team members with significant mutual fund experience.

Sector: Corporate and government securities of foreign issuers.

Investment Strategy: Focus is on a top-down, geographic-allocation process. They seek to add value by exploiting yield variances between different countries and credit qualities.

                                Emerging Markets

Assets Under Management: $1.6 billion.

Team Leader: David Bessey. General Investment Experience: 10 years.

Portfolio Managers: 3. Average General Investment Experience: 12 years, which includes team members with mutual fund experience.

Sector: Government and corporate securities issued by developing markets and countries.

Investment Strategy: Focus is on a fundamental investment approach that uses a strong technical and value overlay to make country selections.

                                  Money Markets

Assets Under Management: $41.8 billion.

Team Leader: Joseph Tully. General Investment Experience: 16 years.

Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with signficant mutual fund experience.



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                                                                              17
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How the Series is Managed
--------------------------------------------------------------------------------


Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.






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Series Distributions and Tax Issues
--------------------------------------------------------------------------------


Investors who buy shares of the Series should be aware of some important income tax issues. For example, the Series distributes dividends and capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income tax in the state where you live.

      Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.


      The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series pays dividends out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Government bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.


      The Series also distributes long-term capital gains to shareholders--typically once a year. Long-term capital gains are generated when the Series sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.

      For your convenience, distributions of dividends and capital gains are automatically reinvested in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

      As of November 30, 1999, the Series had a capital loss carryforward for federal income tax purposes of approximately $30,673,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until we have realized net gains greater than that carryforward.



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                                                                              19

--------------------------------------------------------------------------------
Series Distributions and Tax Issues
--------------------------------------------------------------------------------

TAX ISSUES

Form 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

      Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


Withholding Taxes


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you received makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


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Series Distributions and Tax Issues
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Qualified or Tax-Deferred Retirement Plans


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


If you sell any shares of the Series for a profit, you have realized a capital gain which is subject to tax, unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

      If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares).


      Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


      Any gain or loss you may have from selling or exchanging Series shares will not be be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.



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                                                                              21
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How to Buy, Sell and Exchange
--------------------------------------------------------------------------------
Shares of the Series
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 15020
New Brunswick, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

Step 2: Choose a Share Class

Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

      When choosing a share class, you should consider the following:

      o     The amount of your investment

      o     Whether you qualify to purchase Class Z shares.


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How to Buy, Sell and Exchange
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Shares of the Series
--------------------------------------------------------------------------------


Share Class Comparison. Use this chart to help you compare the Series' two share classes.

--------------------------------------------------------------------------------
                                                                CLASS A  CLASS Z
--------------------------------------------------------------------------------
Minimum purchase amount(1)                                       $1,000    None
--------------------------------------------------------------------------------
Minimum amount for subsequent purchases(1)                       $  100    None
--------------------------------------------------------------------------------
Maximum initial sales charge                                       None    None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)                            None    None
--------------------------------------------------------------------------------
Annual distribution and service (12b-1) fees                    .19 of 1%  None
 (shown as a percentage of average net assets)(2)               currently
--------------------------------------------------------------------------------


1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."


2 These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .25 of 1%, calculated in the same manner as the distribution fee. The distribution fee for Class A shares (including up to .25 of 1% as a service fee, calculated in the same manner as the distribution fee) is limited to the lesser of (i) .25 of 1% per annum of the aggregate sales of the Series' shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions from the Series, issued on or after July 1, 1985 less the aggregate net asset value of any such shares redeemed, or (ii) .25 of 1% per annum of the average daily net asset value of the Series' shares issued after July 1, 1985.


Qualifying for Class Z Shares


Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

o Mutual fund "wrap" or asset allocation programs where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or




--------------------------------------------------------------------------------
                                                                              23
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How to Buy, Sell and Exchange
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Shares of the Series
--------------------------------------------------------------------------------


o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      o Current and former Directors/Trustees of the Prudential mutual funds (including the Series), and

      o     Prudential, with an investment of $10 million or more.

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


Step 3: Understanding the Price You'll Pay

--------------------------------------------------------------------------------
Mutual Fund Shares


The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the net asset value or NAV per share--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined


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How to Buy, Sell and Exchange
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Shares of the Series
--------------------------------------------------------------------------------


in good faith under procedures established by the Board of the Trust. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

      We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.


What Price Will You Pay for Shares of the Series?

For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For infor-

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                                                                              25
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How to Buy, Sell and Exchange
--------------------------------------------------------------------------------
Shares of the Series
--------------------------------------------------------------------------------


mation on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.


      When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:


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

How to Buy, Sell and Exchange
--------------------------------------------------------------------------------
Shares of the Series
--------------------------------------------------------------------------------


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."


      If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records or you are a business or a trust, and if you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."


Redemption in Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60


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                                                                              27
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How to Buy, Sell and Exchange
--------------------------------------------------------------------------------
Shares of the Series
--------------------------------------------------------------------------------
Financial Highlights


days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

Retirement Plans


To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, on the basis of the relative NAV plus the applicable sales charge, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010


When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

      Remember as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


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How to Buy, Sell and Exchange
--------------------------------------------------------------------------------
Shares of the Series
--------------------------------------------------------------------------------

Frequent Trading


Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon a dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain proceedings and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must complete an authorization form for telephone transactions. If you have elected telephone redemption and exchange provileges and you call the Series before 4:15 p.m., New York time, you will receive a redemption amount based on that day's NAV.

      The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The total return in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class of the Series for the periods indicated.

      Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

Class A Shares


The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

-------------------------------------------------------
Class A Shares (fiscal years ended 11-30)
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance                     1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $   9.77     $   9.74     $   9.70     $   9.74     $   9.17
Income from investment operations:
Net investment income                                .47          .51          .56          .51          .56
Net realized and unrealized gain (loss) on
  investment transactions                           (.35)         .06           --         (.01)         .55
Total from investment operations                     .12          .57          .56          .50         1.11
-------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                (.48)        (.54)        (.52)        (.54)        (.54)
Tax return of capital distribution                    --           --           --           --           --
Total distributions                                 (.48)        (.54)        (.52)        (.54)        (.54)
Net asset value, end of year                    $   9.41     $   9.77     $   9.74     $   9.70     $   9.74
Total return(1)                                     1.26%        6.01%        5.96%        5.34%       12.37%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                            1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                   $127,298     $149,508     $149,162     $185,235     $212,996
Average net assets (000)                        $138,847     $155,680     $166,651     $186,567     $209,521
Ratio to average net assets:
Expenses, including distribution
 and service (12b-1) fees                            .92%         .96%         .97%        1.01%         .95%
Expenses, excluding distribution
 and service (12b-1) fees                            .73%         .78%         .77%         .79%         .75%
Net investment income                               4.90%        5.26%        5.76%        5.99%        5.82%
Portfolio turnover rate                              304%         155%         210%         132%         217%
-------------------------------------------------------------------------------------------------------------


1 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.



--------------------------------------------------------------------------------
30  Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Class Z Shares


      The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

----------------------------------------------------
Class Z Shares (fiscal years ended 11-30)
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance                                         1999        1998      1997(1)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  9.81     $  9.77     $  9.64
Income from investment operations:
Net investment income                                                    .51         .47        0.47
Net realized and unrealized gain (loss) on investment transactions      (.37)       .130         .07
Total from investment operations                                         .14         .60         .54
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                                    (.50)       (.56)       (.41)
Total distributions                                                     (.50)       (.56)       (.41)
Net asset value, end of year                                         $  9.45     $  9.81     $  9.77
Total return(2)                                                         1.46%       6.31%       5.70%
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                                                1999        1998        1997(1)
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                                        $ 8,360     $ 4,635       $2074
Average net assets (000)                                             $ 8,798     $ 3,631       $2024
Ratio of average net assets:
Expenses                                                                 .73%        .78%        .77%(3)
Net investment income                                                   5.09%       5.36%       6.52%(3)
Portfolio turnover rate                                                  304%        155%        210%
---------------------------------------------------------------------------------------------------------


1 Information shown is for the period from February 26, 1997 (when Class Z shares were first offered) through November 30, 1997.


2 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized.


3     Annualized.

4     Figure is actual and not rounded to nearest thousand.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
32  Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS


Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
   Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

TARGET FUNDS

   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund


GLOBAL FUNDS


Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

TARGET FUNDS

   International Equity Funds

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

BOND FUNDS

Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio


TARGET FUNDS

   Total Return Bond Fund


Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS

Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

--------------------------------------------------------------------------------
34  Short-Intermediate Term Series                      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:


Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ  08906-5005
(800) 225-1852
(732) 482-7555
   (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:
Prudential Investment Management Services LLC
P.O. Box 15035
New Brunswick, NJ  08906-5035
(800) 778-8769


--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------------------------------------------------------

Additional information about the Series can be obtained without charge and can be found in the following documents:


Statement of Additional Information (SAI)

   (incorporated by reference into this prospectus)


Annual Report

   (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)


Semi-Annual Report

You can also obtain copies of Series documents from the Securities and Exchange Commission as follows:


By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC  20549-0102

By Electronic Request:
publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
   (For hours of operation, call 1-202-942-8090.)

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP Nos.:                                                      Quotron symbols
Class A: 744342-10-6                                                  PBGVX
Class Z: 744342-60-1                                                    --


Investment Company Act File No:
811-3264

MF111A                                  [RECYCLE LOGO] Printed on Recycled Paper

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST

                      Statement of Additional Information

                            dated January 31, 2000


      Prudential Government Securities Trust (the Trust) is offered in three series: the U.S. Treasury Money Market Series, the Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objective of the Money Market Series is to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved. See "Description of the Trust, Its Investments and Risks."

      The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's U.S. Treasury Money Market Series Prospectus, Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated January 31, 2000, copies of which may be obtained from the Trust upon request.



                               TABLE OF CONTENTS


                                                                 PAGE
                                                                 ------
Trust History ................................................     B-2
Description of the Trust, Its Investments and Risks ..........     B-2
    U.S. Treasury Money Market Series ........................     B-2
    Money Market Series ......................................     B-2
    Short-Intermediate Term Series ...........................     B-4
Investment Restrictions ......................................    B-20
Management of the Trust ......................................    B-22
Control Persons and Principal Holders of Securities ..........    B-26
Investment Advisory and Other Services .......................    B-26
Year 2000 Readiness Disclosure ...............................    B-29
Brokerage Allocation and Other Practices .....................    B-29
Capital Shares, Other Securities and Organization ............    B-29
Purchase, Redemption and Pricing of Trust Shares .............    B-30
Shareholder Investment Account ...............................    B-32
Net Asset Value ..............................................    B-35
Taxes, Dividends and Distributions ...........................    B-36
Performance Information ......................................    B-37
  Money Market Series and U.S. Treasury
    Money Market Series-Calculation of Yield .................    B-37
  Short-Intermediate Term Series-Calculation
    of Yield and Total Return ................................    B-38
Financial Statements .........................................    B-40
Report of Independent Accountants ............................    B-55
Appendix I-General Investment Information ....................     I-1
Appendix II-Historical Performance Data ......................    II-1


--------------------------------------------------------------------------------
MF111B

                                 TRUST HISTORY

      The Trust was organized under the laws of Massachusetts on September 22, 1981 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust.



              DESCRIPTION OF THE TRUST, ITS INVESTMENTS AND RISKS

      (a) CLASSIFICATION. The Trust is a diversified open-end, management investment company whose shares of beneficial interest are presently offered in three series.

      (b) and (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. Each Series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objectives of the Money Market Series are to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. The Series may not be successful in achieving their objectives and you could lose money.


U.S. TREASURY MONEY MARKET SERIES


      The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills, notes and bonds (including floating rate debt securities and variable rate debt securities). See "Floating Rate and Variable Rate Debt Securities," below. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.


      The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, or (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.

      The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. See "When-Issued and Delayed Delivery Securities" below.


MONEY MARKET SERIES

      The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.

      MORTGAGE-BACKED SECURITIES. The Money Market Series may invest in mortgage-backed securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities; (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

      Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. For a more complete description of the types of mortgage-backed securities in which the Money Market Series may invest, see "Short-Intermediate Term Series-U.S. Government Securities" and "-Mortgage-Backed and Asset-Backed Securities."


      ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily student loans, residential mortgages, home equity loans and automobile and credit card receivables are being securitized in pass-through structures similar to the mortgage-backed securities described above. The Money Market Series may invest in these and other types of asset-backed securities which may be developed in the future. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.


      For a description of the risks of investing in mortgage-backed and asset-backed securities, see "Short-Intermediate Term Series-Mortgage-Backed and Asset-Backed Securities-Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities."

      U.S. TREASURY SECURITIES. The Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of
(1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

      CERTIFICATES OF DEPOSIT. The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."

      The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.

      LIQUIDITY PUTS OR CALLS. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which the Money Market Series pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the Securities and Exchange Commission (SEC or Commission) and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. The Money Market Series may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

      Since the value of the put or call is dependent on the ability of the writer to meet its obligation to repurchase or to sell, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or calls in that the broker, dealer or financial institution might default on its obligation to repurchase or sell underlying securities. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

      The Money Market Series values instruments which are subject to puts or calls at amortized cost; no value is assigned to the put or call. The cost of the put or call, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.



SHORT-INTERMEDIATE TERM SERIES

      The Short-Intermediate Term Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury, and obligations issued, including mortgage-backed securities, asset backed securities and other securities, or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series.

      The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater than expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U.S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.


U.S. GOVERNMENT SECURITIES

      MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed and Asset-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

      During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

      GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

      FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

      Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

      Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

      FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

      FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

      FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

      STRIPS. The Short-Intermediate Term Series may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book entries at a Federal Reserve member bank representing ownership of obligation components or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

      The Series may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.

      The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

      SPECIAL CONSIDERATIONS. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

      At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

      Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

      Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

      ADJUSTABLE RATE MORTGAGE SECURITIES. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

      ARMS contain maximum and minimum rates beyond which the mortgage interest rate m ay not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

      In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

      COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as REMIC. All future references to CMOs include REMICs.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

      The Short-Intermediate Term Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule recently adopted by the SEC, and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Series selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

      The underlying mortgages which collateralized the CMOs and REMICs in which the Series invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Series may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

      ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Series may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

      TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securites are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could aversely affect the return on an investment in a security. The Series will not pay any additional fees for credit support, although the existence of credit support may increase the price of security.

      RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

      In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

      Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

      During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

      Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

      OTHER INVESTMENTS. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

      The Short-Intermediate Term Series may also engage in various portfolio strategies, including utilizing derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Series, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies include the use of futures contracts and options. The Series' ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed.

      OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

      The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

      The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

      The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized below in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

      The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

      The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

      Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust has approved a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.

      When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series. There can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

      OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

      OPTIONS ON SECURITIES INDICES. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

      When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

      Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

      OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

      Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

      A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.


      FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. As a purchaser of a futures contract, the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).


      The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.

      When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash or other liquid assets with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


      Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.


      OPTIONS ON FUTURES CONTRACTS. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or other liquid equal assets to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.

      The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

      RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. The Short-Intermediate Term Series and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Short-Intermediate Term Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Short-Intermediate Term Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Short-Intermediate Term Series to sell a portfolio security at a disadvantageous time, due to the need for the Short-Intermediate Term Series to maintain cover or to segregate securities in connection with hedging transactions.

      The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

      If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

      There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


      There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

      The risk of imperfect correlation increases as the composition of the Short-Intermediate Term Series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in an index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.


      Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Short-Intermediate Term Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Short-Intermediate Term Series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Short-Intermediate Term Series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Short-Intermediate Term Series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Short-Intermediate Term Series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Short-Intermediate Term Series had written and which the Short-Intermediate Term Series was unable to close, the Short-Intermediate Term Series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contract have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


      Exchanges on which futures and related options trade may impose limits on the positions that the Short-Intermediate Term Series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Short-Intermediate Term Series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator" subject to compliance with certain conditions. The Short-Intermediate Term Series may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Short-Intermediate Term Series' total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.


      In order to determine that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.


      If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin or deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.

      Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to hedge effectively its portfolio.

      In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

      RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

      An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Short-Intermediate Term Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


INTEREST RATE SWAP TRANSACTIONS

      The Short-Intermediate Term Series may enter into interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as a hedge and not as a speculative investment.

      The Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, that is the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


      The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

      The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.

SHORT SALES

      The Short-Intermediate Term Series may sell a security it does not own in anticipation of a decline in the market value of the security (short sales). To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender any interest which accrues during the period of the loan. To borrow the security, the Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Series replaces the borrowed security, it will
(a) maintain in a segregated account cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position.

      The Series will incur a loss as a result of the short sales if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of the Series' net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. The Series may also may make short sales against-the-box without regard to this limitation. A short sale against-the-box is a short sale in which the Series owns an equal amount of the securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold, short. Under newly enacted legislation, a short sale against-the-box will be treated as a sale for federal income tax purposes.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

      Reverse repurchase agreements involves sales by the Short-Intermediate Term Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

      The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Series forgoes principal and interest paid on securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchases (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

      The Series will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series, use of the proceeds of the agreement may be restricted pending a termination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

      Whenever the Series enters into a reverse repurchase or dollar roll transaction, it will maintain an offsetting cash equivalent security position which matures on or before the forward settlement date of the transaction.

      Reverse repurchase agreements and dollar rolls are considered borrowings by the Series for purposes of the percentage limitation applicable to borrowings.


FOREIGN DEBT SECURITIES

      The Short-Intermediate Term Series may purchase United States currency denominated fixed-income issues of foreign governments and other foreign issuers.

      The Short-Intermediate Term Series believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

      Foreign securities involve certain risks, which should be considered carefully by an investor in the Short-Intermediate Term Series. Foreign countries may impose taxes on income on foreign investments. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments that could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Short-Intermediate Term Series to obtain or to enforce a judgment against the issuers of such securities.



OTHER INVESTMENTS

      Unless specified otherwise, each Series may invest in the following investments:


REPURCHASE AGREEMENTS


      The Money Market and Short-Intermediate Term Series each may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.


      The Series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Series' investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Series will suffer a loss.


      The Series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


LENDING OF SECURITIES

      Consistent with applicable regulatory requirements, the Short-Intermediate Term Series and Money Market Series may lend their portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. As a matter of fundamental policy, neither Series will lend more than 30% of the value of their total assets. The advantage of such loans is that the Series continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

      A loan may be terminated by the borrower on one business day's notice, or by the Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Series. Any gain or loss in the market price during the loan period would inure to the Series. The creditworthiness of firms to which the Series lends their portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

      When voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of their securities and may share the interest earned on collateral with the borrower.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      Each Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Series segregate cash, or other liquid assets having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to maket fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.


ILLIQUID SECURITIES


      The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in, illiquid securities, including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. If a Series were to exceed this limit, the investment adviser would take reasonable measures to reduce the Series' holdings in illiquid securities to no more than 10% (15% in the case of the Short-Intermediate Term Series) of its net assets within seven days, including the sale of such securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

      Restricted securities, including securities eligible for resale purchase to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


      The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Trust and the counterparty have provided for the Trust, at the Trust's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Trust of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Trust to treat the assets used as "cover" as "liquid."


FLOATING RATE AND VARIABLE RATE DEBT SECURITIES

      Each Series may invest in floating rate and variable rate debt securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Commission with respect to the Money Market Series and the U.S. Treasury Money Market Series. Floating rate debt securities normally have a rate of interest which is set as a specific percentage of a designated based rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate debt securities changes whenever there is a change in the designated base interest rate. Variable rate debt securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them.


SEGREGATED ASSETS


      When the Trust is required to segregate assets in connection with certain hedging transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities futures contracts written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


  D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

      When conditions dictate a temporary defensive strategy, the Short-Intermediate Term Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government, certificates of deposit, bankers acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations will be U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's or if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's.


  (E) PORTFOLIO TURNOVER

      The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Brokerage Allocation and Other Practices ."


      Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30,1998 and 1999 was 155% and 304% respectively.

      The Series will not invest 25% or more of its total assets in a single industry.



                            INVESTMENT RESTRICTIONS

      The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.


MONEY MARKET SERIES

      The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.


     The Money Market Series may not:


      1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

      2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

      3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

      4. Purchase or sell real estate or real estate mortgage loans.

      5. Purchase securities on margin or sell short.

      6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

      7. Underwrite securities of other issuers.

      8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.


      10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.


SHORT-INTERMEDIATE TERM SERIES


      The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.


     The Short-Intermediate Term Series may not:



      1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 331|M/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 331|M/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

      2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

      3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

      4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

      5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.


      6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Series may purchase and sell financial futures contracts and options thereon.


      7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.


U.S. TREASURY MONEY MARKET SERIES

      In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

      The U.S. Treasury Money Market Series may not:

      1. Invest in any securities other than U.S. Treasury obligations.

      2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

      3. Make short sales of securities or maintain a short position.

      4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

      5. Buy or sell real estate or interests in real estate.

      6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

      7. Make investments for the purpose of exercising control or management.

      8. Invest in interests in oil, gas or other mineral exploration or development programs.

      9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.



                            MANAGEMENT OF THE TRUST

                              POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                                DURING PAST 5 YEARS
---------------------------   ----------------   -----------------------------------------------------------
Eugene C. Dorsey (72)         Trustee            Retired President, Chief Executive Officer and Trustee of
                                                 the Gannett Foundation (now Freedom Forum); former
                                                 Publisher of four Gannett newspapers and Vice
                                                 President of Gannett Company; past Chairman of
                                                 Independent Sector (national coalition of philanthropic
                                                 organizations); former Chairman of the American
                                                 Council for the Arts; Director of the Advisory Board of
                                                 Chase Manhattan Bank of Rochester.

Delayne Dedrick Gold (61)     Trustee            Marketing and Management Consultant.

*Robert F. Gunia (53)         Vice President     Chief Administrative Officer (since June 1999) of
                              and Trustee        Prudential Investments; Vice President (September
                                                 1997-March 1999), of The Prudential Insurance
                                                 Company of America (Prudential); Executive Vice
                                                 President and Treasurer (since December 1996),
                                                 Prudential Investments Fund Management LLC (PIFM);
                                                 Senior Vice President (March 1987-May 1999) of
                                                 Prudential Securities Incorporated (Prudential
                                                 Securities) and Chief Administrative Officer (July
                                                 1990-September 1996), Director (January
                                                 1989-September 1996), Executive Vice President,
                                                 Treasurer and Chief Financial Officer (June
                                                 1987-December 1996) of Prudential Mutual Fund
                                                 Management, Inc.(PMF); Vice President and Director
                                                 (since May 1989) of The Asia Pacific Fund, Inc.

                                  POSITION WITH                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)           TRUST                               DURING PAST 5 YEARS
-------------------------------   ---------------   ----------------------------------------------------------
Thomas T. Mooney (58)             Trustee           President of the Greater Rochester Metro Chamber of
                                                    Commerce; former Rochester City Manager; former
                                                    Deputy Monroe County Executive; Trustee of Center for
                                                    Governmental Research, Inc.; Director of Blue Cross of
                                                    Rochester, Monroe County Water Authority Executive
                                                    Service Corps of Rochester.

Stephen P. Munn (57)              Trustee           Chairman (since January 1994), Director and President
                                                    (since 1988) and Chief Executive Officer (since 1988) of
                                                    Carlisle Companies Incorporated (manufacturer of
                                                    industrial products).

*David R. Odenath, Jr. (42)       Trustee           Officer in Charge, President, Chief Executive Officer and
                                                    Chief Operating Officer (since June 1999), PIFM; Senior
                                                    Vice President (since June 1999), Prudential; Senior
                                                    Vice President (August 1993-May 1999) PaineWebber
                                                    Group, Inc.

Richard A. Redeker (56)           Trustee           Formerly Employee of Prudential Investments (October
                                                    1996-December 1998); prior thereto, President, Chief
                                                    Executive Officer and Director (October 1993-September
                                                    1996), Prudential Mutual Fund Management, Inc.;
                                                    Executive Vice President, Director and Member of
                                                    Operating Committee (October 1993- September 1996),
                                                    Prudential Securities; Director (since October
                                                    1993-September 1996), Prudential Securities Group,
                                                    Inc.; Executive Vice President, The Prudential
                                                    Investment Corporation (July 1994-September 1996);
                                                    Director (January 1994-September 1996), Prudential
                                                    Mutual Fund Distributors, Inc. and Prudential Mutual
                                                    Fund Services, Inc., formerly Senior Executive Vice
                                                    President and Director of Kemper Financial Services,
                                                    Inc. (September 1978-September 1993).

*John E. Strangfeld, Jr. (45)     President and     Chief Executive Officer, Chairman, President and Director
                                  Trustee           (since January 1990) of The Prudential Investment
                                                    Corporation, Executive Vice President (since February
                                                    1998), Prudential Global Asset Management Group of
                                                    Prudential, and Chairman (since August 1989), Pricoa
                                                    Capital Group; formerly various positions to Chief
                                                    Executive Officer (November 1994-December 1998),
                                                    Private Asset Management Group of Prudential and
                                                    Senior Vice President (January 1986-August 1989),
                                                    Prudential Capital Group, a unit of Prudential.

Nancy H. Teeters (69)             Trustee           Economist; formerly Vice President and Chief Economist
                                                    (March 1986-June 1990) of International Business
                                                    Machines Corporation; formerly, Governor of Federal
                                                    Reserve System (1978-1984) formerly Director of Inland
                                                    Steel Industries (July 1991-1999).

                              POSITION WITH                              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                                     DURING PAST 5 YEARS
---------------------------   ---------------------   -----------------------------------------------------------
Louis A. Weil, III (58)       Trustee                 Chairman (since January 1999), President and Chief
                                                      Executive Officer (since January 1996) and Director
                                                      (since September 1991) of Central Newspapers, Inc.;
                                                      Chairman of the Board (since January 1996), Publisher
                                                      and Chief Executive Officer (August 1991-December
                                                      1995) of Phoenix Newspapers, Inc.; formerly, Publisher
                                                      of Time Magazine (May 1989-March 1991); President,
                                                      Publisher and Chief Executive Officer of The Detroit
                                                      News (February 1986-August 1989); and member of the
                                                      Advisory Board, Chase Manhattan Bank-Westchester.

Grace C. Torres (40)          Treasurer and           First Vice President (since December 1996) of PIFM;
                              Principal Financial     formerly First Vice President (March 1993-May 1999) of
                              and Accounting          Prudential Securities and First Vice President (March
                              Officer                 1994- September 1996) of Prudential Mutual Fund
                                                      Management, Inc.

Stephen M. Ungerman (46)      Assistant               Tax Director of Prudential Investments (since March 1996);
                              Treasurer               formerly First Vice President of Prudential Mutual Fund
                                                      Management, Inc. (February 1993-September 1996).
Deborah A. Docs (42)          Secretary               Vice President (since December 1996) of PIFM; formerly

                                                      Vice President and Associate General Counsel of
                                                      Prudential Securities June 1991-May 1999 and Vice
                                                      President and Associate General Counsel (June
                                                      1991-September 1996) of Prudential Mutual Fund
                                                      Management, Inc.


-----------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

** The address of the Trustees and Officers is c/o: Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


      The Trust has Trustees who, in addition to overseeing of actions of the Trust's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.


      The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

      Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager. The Trust pays each of its directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $4,700, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustees, will be asked to serve.

      Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

      The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended November 30, 1999 to current Trustees of the Trust. The table also shows aggregate compensation paid to those Trustees for service on Boards of all funds managed by Prudential Investments Fund Management LLC, including the Trust (Fund Complex), for the calendar year ended December 31, 1999.

                              COMPENSATION TABLE

                                                                                                              TOTAL 1999
                                                                      PENSION OR                             COMPENSATION
                                                                      RETIREMENT                              FROM TRUST
                                                      AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL        AND FUND
                                                    COMPENSATION   AS PART OF TRUST      BENEFITS UPON       COMPLEX PAID
NAME AND POSITION                                    FROM TRUST        EXPENSES           RETIREMENT          TO TRUSTEES
-----------------                                  -------------- ------------------   -----------------  -------------------
Edward D. Beach--Trustee@                              $4,500           None                 N/A           $142,500 (43/70)*
Eugene C. Dorsey--Trustee**                            $4,500           None                 N/A           $ 81,000 (17/48)*
Delayne Dedrick Gold--Trustee                          $4,500           None                 N/A           $144,500 (43/70)*
Robert F. Gunia--Vice President and Trustee(1)             --             --                  --                        --
Thomas T. Mooney--Trustee**                            $4,500           None                 N/A           $129,500 (35/75)*
Stephen P. Munn--Trustee                               $4,500           None                 N/A           $ 62,250 (29/53)*
David R. Odenath, Jr.--Trustee(1)                          --             --                  --                        --
Thomas H. O'Brien--Trustee@                            $4,500           None                 N/A           $ 47,500 (11/26)*
Richard A. Redeker--Trustee                            $4,500           None                 N/A           $ 95,000 (29/53)*
John R. Strangfeld, Jr.--President and Trustee(1)         --                                                            --
Nancy H. Teeters--Trustee                              $4,500           None                 N/A           $ 97,000 (25/43)*
Louis A. Weil, III--Trustee                            $4,500           None                 N/A           $ 96,000 (29/53)*


-----------

 @  Former Trustee.
 * Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.
(1) Interested Trustees do not receive compensation from the Trust or any fund in the Fund complex.
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Trustees under the Trust's deferred compensation plan. Including accrued interest, total compensation amounted to $103,574 and $135,102 for Dorsey and Mooney, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Trustees of the Trust are eligible to purchase Class Z shares of the Trust which are sold without either an initial sales charge or Contingent Deferred Sales Charge to limited group of investors.


      As of January 2, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.

      As of January 2, 2000, Prudential Securities was the record holder for other beneficial owners of $3,988,319 Short-Intermediate Term Series Class A shares (or 42.2% of such shares outstanding), and NO Short-Intermediate Term Series Class Z Shares (or 0% of such shares outstanding); 207,937,842 Money Market Series Class A Shares (or 41.3% of such shares outstanding); and NO Money Market Series Class Z Shares (or 0% of such shares outstanding); and 476,577,499 U.S. Treasury Money Market Series Class A Shares (or 28% of such shares outstanding), and NO U.S. Treasury Money Market Series Class Z Shares (or 0% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

      As of January 2, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
South Bergen Savings and Loan, Attn. Mr. Albert Gossheiler, 250 Valley Blvd, Woodbridge, NJ 07075, who held 693,072 Class A shares of the Short-Intermediate Term Series (7.3%); Prudential Trust Company, FBO PRU-DC Clients, 30 Scranton Office Park, Moosic, PA 18507, who held 888,794 Class Z shares of Short-Intermediate Term Series (99.99%); Prudential Trust Company, FBO Pru DC Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507, who held 38,131,275 Class A shares of the Money Market Series (7.6%); Pru Defined Contributions Svcs, FBO PRU Nors Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507 who held 8,224,815 Class Z Shares of the Money Market Series (19.78%); Pru Defined Contribution Services, FBO Pru DC Qualified Clients, 30 Scranton Office Park, Moosic, PA 18507, who held 2,263,090 Class Z shares of the U.S. Treasury Money Market Series (99.99%); and Wilson C. Swigart Trust, Stephen B. Swigart & Betty
C. Hornbrook, CO-TTEES, MJ Swigart Trust, 1860 Saddle Hill RDS, Dunedin, FL 34698, who held 2,263,090 Class Z shares of the U.S. Treasury Money Market Series (99.9%).



                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) MANAGER AND INVESTMENT ADVISER


      The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Series is Managed-Manager" in the Prospectus of each Series. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.6 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

      PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to a management agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments. PIFM is obligated to keep certain books and records of the Trust in connection therewith. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Trust. PIFM is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PIFM to the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.


      In connection with the services it renders, PIFM bears the following expenses:

      (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

      (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and


      (c) the costs and expenses payable to the Subadviser, pursuant to a subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

      Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated with the Manager or the Trust's investment adviser; (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares; (d) the fees and expenses of the Trust's legal counsel and independent accountants;
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions; (f) all taxes and corporate fees payable by the Trust to governmental agencies; (g) the fees of any trade association of which the Trust is a member; (h) the cost of share certificates representing shares of the Trust; (i) the cost of fidelity and directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.


      The Trust pays a fee to PIFM for the services performed and the facilities furnished by PIFM, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PIFM will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 21|M/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 11|M/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.


      For the fiscal year ended November 30, 1999, the Trust paid management fees to PIFM of $2,509,000, $590,583, and $1,542,859 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series. For the fiscal year ended November 30, 1998, the Trust paid management fees to PIFM of $2,435,541, $637,243 and $1,680,560 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series. For the fiscal year ended November 30, 1997, the Trust paid management fees to PIFM of $2,348,740, $666,606 and $1,610,536 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust's total return. These voluntary waivers may be terminated at any time without notice.


      PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Trust. In connection therewith, PI is obligated to keep certain books and records of the Trust. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.

      The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PIFM or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     (B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS


      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as distributor for the Trust's shares. The Distributor is a subsidiary of Prudential.

      CLASS A PLAN. Under the Class A Plan for the Money Market Series and the U.S. Treasury Money Market Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of each Series at an annual rate of up to .125 of 1% of the average daily net assets of each Series' Class A shares. Under the Class A Plan for the Short-Intermediate Term Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of the Series' Class A shares at the annual rate of the lesser of (a) .25 of 1% per annum of the aggregate sales of the Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions issued on or after July 1, 1985 (the effective date of the Short-Intermediate Term Series Class A
Plan) less the aggregate net asset value of any such shares redeemed, or (b) .25 of 1% per annum of the average daily net asset value of the Series' Class A shares issued after the effective date of the Class A Plan.

      During the fiscal year ended November 30, 1999, the Distributor incurred distribution expenses in the aggregate of $690,200 and $480,800 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to the Distributor. It is estimated that of these amounts approximately $56,100 (8.13%) and $388,000 (80.70%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $634,100 (91.87%) and $92,800 (19.30%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.

      For the fiscal year ended November 30, 1999, the Distributor collectively received $257,169 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.


      In each Distribution and Service Agreement, the Trust has agreed to indemnify PIMS to the extent permitted by applicable law against certain liabilities under the Securities Act.

      In addition to distribution and service fees paid by the Trust under the Class A Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of each Series, including Class Z shares. Such payments may be calculated by reference to the net asset values of shares sold by such persons or otherwise.

      Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

      The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

      So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.


FEE WAIVERS/SUBSIDIES

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust's total return.


NASD MAXIMUM SALES CHARGE RULE

      Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-backed sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of each Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


     (C) OTHER SERVICE PROVIDERS


      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for the Trust's foreign assets held outside the United States.


      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual maintenance fee of $10.00 per shareholder account, a new account set-up fee $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants and in that capacity audits the Trust's annual financial statements.



                         YEAR 2000 READINESS DISCLOSURE

      The services provided to the Series and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Series has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Series, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Series that they have completed necessary changes to their computer systems in connection with the year 2000. The Series' service providers (or other securities market participants) may experience future material problems with the Year 2000. The Series and its Board have instructed the Series' principal service providers to monitor and report year 2000 problems and successfully complete the necessary changes in a timely manner. Moreover, the Series at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve Year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by the Series, may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

      The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.


      The Trust paid no brokerage commissions for the fiscal years ended November 30, 1997, 1998 and 1999.



               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

      THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such securities. Each Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.

      The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each Series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each Series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in investment policies related thereto.

      Shares of each Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (1) each class is subject to different expenses which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any manner submitted to shareholders in which the interests of one class differ from the interests of the other class, (3) each class has a different exchange privilege and (4) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustee may determine.

      It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.


                PURCHASE, REDEMPTION AND PRICING OF TRUST SHARES


      Shares of the Trust may be purchased at a price equal to the next determined net asset value (NAV) per share. Class Z shares of the Trust are offered to a limited group of investors at NAV.

      PURCHASES BY WIRE. For an initial purchase of shares of the Trust by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, Series and class election , dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, specifying on the wire the account number assigned by PMFS and your name and identifying the Series and the class in which you are investing (Class A or Class Z shares).

      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 p.m., New York time for the Short-Intermediate Term Series; 4:30 P.M. New York time for the Money Market Series and U.S. Treasury Money Market Series), on a business day, you may purchase shares of the Trust as of that day.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust-(specify the Series), Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


ISSUANCE OF TRUST SHARES FOR SECURITIES

      Transactions involving the issuance of Trust shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Trust, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via a listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Trust's investment adviser.


CLASS Z SHARES


      Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Trust as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisors and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   o Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or



   o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any seperate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

   o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

   o Current and former Directors/Trustees of the Prudential mutual funds (including the Series); and


   o   Prudential, with an investment of $10 million or more.



SALE OF SHARES


      You can redeem shares at any time for cash in the form of a check at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. If you are redeeming your shares through a broker, your broker must receive your sell order before the Trust computes its NAV for that day (that is, 4:15 p.m., New York time, for Short-Intermediate Term Series or 4:30 p.m., New York time, for Money Market Series and U.S. Treasury Money Market Series) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Trust.

      If you hold shares of the Trust through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities Financial Adviser.

      In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, to the Distributor or to your broker.

      SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt of the written request, and certificate, if applicable, by the Transfer Agent, the Distributor or your broker, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3), or (4) exist.


      Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

      REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio the Trust, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the relevant Series during any 90-day period for any one shareholder.


      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Trust, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.



                         SHAREHOLDER INVESTMENT ACCOUNT


      Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which shares are held for the investor by the Transfer Agent. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation showing the transaction and the status of such account. Stock certificates may be issued for the Short-Intermediate Term Series only. Such a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.



PROCEDURE FOR MULTIPLE ACCOUNTS

      Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


      PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

      Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent.



EXCHANGE PRIVILEGE

      The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A or Class Z shares of such other Prudential mutual funds may also be exchanged for Class A or Class Z shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. An exchange is treated as a redemption and purchase for Federal income tax purposes. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the funds next determined after the request is received in good order.

      Additional details about the Exchange Privilege and prospectuses for each of the Prudential mutual funds are available from the Trust's Transfer Agent, the Distributor or your broker. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


      CLASS A. Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential mutual funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange; however, you may be subject to any sales charge that may be imposed by such other Prudential mutual fund into which you exchange. The following money market funds participate in the Class A Exchange Privilege:



     Prudential California Municipal Fund
        (California Money Market Series)

     Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New York Money Market Series)
        (New Jersey Money Market Series)

     Prudential MoneyMart Assets Inc.

     Prudential Tax-Free Money Fund, Inc.


      Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential mutual funds or shares of Prudential Special Money Market Fund, Inc., a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

DOLLAR COST AVERAGING-SHORT-INTERMEDIATE TERM SERIES

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.


      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF MONTHLY INVESTMENTS:     $100,000     $150,000     $200,000     $250,000
--------------------------------   ----------   ----------   ----------   ---------
     25 Years ..................     $  105       $  158       $  210      $  263
     20 Years ..................        170          255          340         424
     15 Years ..................        289          433          578         722
     10 Years ..................        547          820        1,093       1,366
     5 Years ...................      1,361        2,041        2,721       3,402


     See "Automatic Investment Plan" below.

-----------
1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



AUTOMATIC INVESTMENT PLAN (AIP)


      Under AIP, an investor may arrange to have a fixed amount automatically invested in any Series each month by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited for a specified dollar amount for subsequent investment into a Series. The investor's bank must be a member of the Automatic Clearing House System.


      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


      A systematic withdrawal plan is available for shareholders having shares of the Trust held through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

      In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the applicable Series in order for the shareholder to participate in this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions" above.

      The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Systematic withdrawals should not generally be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.



TAX-DEFERRED RETIREMENT PLANS


      Various tax-deferred retirement plans, including 401(k) plan, self-directed Individual Retirement Accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code, are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding establishment administration and custodial fees, as well as other plan details are available from the Distributor or the Transfer Agent.


      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


INDIVIDUAL RETIREMENT ACCOUNTS


      An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.



                           TAX-DEFERRED COMPOUNDING1

CONTRIBUTIONS      PERSONAL
MADE OVER:          SAVINGS        IRA
---------------   ----------   ----------
    10 years       $ 26,165     $ 31,291
    15 years         44,675       58,649
    20 years         68,109       98,846
    25 years         97,780      157,909
    30 years        135,346      244,692

-----------
1 The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

      From time to time, a Series of the Trust may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as, pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES

      AMORTIZED COST VALUATION. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

      With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

SHORT-INTERMEDIATE TERM SERIES

      Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

      Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

TIME NET ASSET VALUE IS CALCULATED

      The Trust will compute its NAV value at 4:15 p,m., New York time, for the Short-Intermediate Term Series and at 4:30 p.m., New York time, for the Money Market Series and U.S. Treasury Money Market Series on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a Series' securities do not materially affect NAV.
In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 p.m., New York time, and at a time between such closing and 4:30 p.m., New York time, for the Money Market Series' and US Treasury Money Market Series' shares. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      Each Series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each Series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed.

      To qualify for this treatment, each Series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one Series will have no effect on the federal income tax liability of shareholders of the other Series.

      Each Series is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned, if any, during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year twelve-month period ending on October 31 of such prior year, respectively. To the extent a Series does not meet these distribution requirements, it will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed. Each Series intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

      Dividends paid by a Series from its ordinary income and distributions of a Series's net realized short-term capital gains are taxable to shareholders as ordinary income, whether or not reinvested. Generally none of the income of the Trust will consist of dividends from domestic corporations. Therefore, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends received deduction for corporate shareholders.

      Distribution of net capital gains (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The U.S. Treasury Money Market Series and the Money Market Series are not likely to realize long-term capital gains because of the types of securities they purchase. Net capital gains of a Series that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Series.

      Upon the redemption, sale or exchange of shares of a Series, a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the Shares were held as a capital investment, and such capital gain or loss will be long-term capital gain or loss if such shares were held for more than 12 months. However, any short-term capital loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions on such shares.

      Any loss realized on a sale, redemption or exchange of shares of a Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      The Trust has obtained an opinion of counsel to the effect that the exchange of one class of a Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such an opinion is not binding on the Internal Revenue Service.


      The Trust may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by that Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Debt securities acquired by the Trust may be subject to similar treatment by reason of an election made by the Series under the market discount rules. Because the original issue discount and market discount income earned by a Series in a taxable year may not be represented by cash income, a Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirement.


      The Short-Intermediate Term Series may engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and the use of leverage, including reverse repurchase agreements and dollar rolls. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and loses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series should generally realize short-term capital gain or loss. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale, short sale and constructive sale provisions of the Internal Revenue Code, which may, in general, disallow or defer certain losses realized by the Series, recharacterize certain of the Series' long-term capital gains as short-term capital gains (or short-term capital losses as long term capital losses), and toll the Series' holding period in certain capital assets.

      Regulated future contracts and certain listed options which are not equity options constitute Section 1256 contracts. Such 1256 contracts will be required to be marked to market for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      In addition, positions which are part of a straddle are subject to special rules including wash sale, short sale and constructive sale provisions of the Internal Revenue Code. The Series generally will be required to defer the recognition of losses on positions it holds as part of a straddle to the extent of any unrecognized gain on offsetting positions held by the Series, and will not be able to deduct the net interest or other charges incurred to purchase or carry straddle positions. Capital gains realized by the Series in connection with a conversion transaction (generally, a transaction the Series' return from which is attributable solely to the time value of the Series' net investment) will generally be recharacterized as ordinary income.


      See "Series Distributions and Tax Issues" in the Prospectus of each
Series.



                            PERFORMANCE INFORMATION


MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES-CALCULATION OF YIELD

      The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective yield = [(base period return + 1)365/7 ]-1

      The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.

      Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

      The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.


SHORT-INTERMEDIATE TERM SERIES-CALCULATION OF YIELD AND TOTAL RETURN

      YIELD. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                       a - b
                           YIELD = 2 [(-----  + 1)6-1]
                                        cd

   Where: a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the  average  daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the net asset value per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.


      The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 1999 was 5.15% for Class A and 5.33% for Class Z.


      AVERAGE ANNUAL TOTAL RETURN. The Short-Intermediate Term Series may from time to time advertise its average annual total return.

      Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

     Where: P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


      The Short-Intermediate Term Series' average annual total return with respect to Class A shares for the one, five, ten year and since inception September 22, 1982 periods ended November 30, 1999 was 4.31%, 4.82%, 4.73% and 6.18%, respectively. The Short-Intermediate Term Series' average annual total return with respect to Class Z shares for the one year and since inception (February 26, 1997) periods ended November 30, 1999 was 4.44% and 4.89%, respectively.


      AGGREGATE TOTAL RETURN. The Short-Intermediate Term Series may also advertise its aggregate total return. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

      Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

     Where: P = a hypothetical initial payment of $1,000.
          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate  total  return  does  not  take into account any federal or state income taxes that may be payable upon redemption.


      ADVERTISING. Advertising materials for the Trust may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Trust's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Trust also may include mention of The Prudential Insurance Company of America, its affilitates and subsidiaries, and reference the assets, products and services of those entities.

      From time to time, advertising materials for the Trust may include information concerning retirement and investing for retirement, may refer to the approximate number of Trust (interest holders) and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indicies. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

      The Short-Intermediate Term Series' aggregate total return with respect to Class A shares for the one, five, ten year and since inception (September 22, 1982) periods ended November 30, 1999 was 1.26%, 34.63%, 82.61% and 267.50%,
respectively. The Short-Intermediate Term Series' aggregate total return with respect to Class Z shares for the one year and since inception (February 26, 1997) periods ended November 30, 1999 was 1.46% and 14.01%, respectively.


                                    [CHART]

Portfolio of Investments as of           PRUDENTIAL GOVERNMENT SECURITIES TRUST
November 30, 1999                        MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount

(000)        Description                     Value (Note 1)
------------------------------------------------------------
Federal Farm Credit Bank--1.1%
$   2,000    6.88%, 5/1/00                          $  2,008,160
    5,000    5.85%, 12/1/00                            4,988,050
                                                    ------------
                                                       6,996,210

------------------------------------------------------------
Federal Home Loan Bank--58.2%
   24,000    5.36%, 12/1/99, F.R.N.                   23,985,128
    2,500    5.655%, 12/1/99, F.R.N.                   2,499,587
   22,500    5.706%, 12/1/99, F.R.N.                  22,500,000
    9,000    5.716%, 12/1/99, F.R.N.                   8,998,692
   31,000    5.956%, 12/1/99, F.R.N.                  30,999,864
   24,000    5.25875%, 12/6/99, F.R.N.                23,991,053
   12,000    5.23%, 12/13/99, F.R.N.                  11,996,328
   23,500    5.4525%, 12/21/99, F.R.N.                23,494,405
   26,000    5.44125%, 12/28/99, F.R.N.               25,991,475
   28,500    5.924%, 1/4/00, F.R.N.                   28,483,507
   11,000    5.97625%, 1/11/00, F.R.N.                10,999,147
   18,000    4.90%, 1/14/00                           18,000,000
    9,000    4.90%, 2/11/00                            8,998,289
    4,000    4.95%, 2/17/00                            3,999,543
    7,000    5.00%, 2/24/00                            6,999,689
    7,000    5.00%, 2/25/00                            7,000,000
   14,000    5.035%, 2/25/00                          13,997,592
    7,000    5.035%, 3/2/00                            7,000,000
    2,000    5.07%, 3/17/00                            1,995,822
    1,000    4.495%, 3/23/00                             995,461
    5,000    5.135%, 3/29/00                           5,000,905
   12,000    5.01%, 4/28/00                           11,994,631
    2,000    5.075%, 4/28/00                           2,000,034
   12,000    5.02%, 5/12/00                           11,992,901
    2,500    5.125%, 5/19/00                           2,492,153
    9,500    5.15%, 5/19/00                            9,496,205
    5,000    5.35%, 6/8/00                             4,998,130

------------------------------------------------------------
Federal Home Loan Bank

$   4,500    5.66%, 7/6/00                          $  4,503,583
    7,000    5.875%, 9/7/00                            6,997,689
    4,500    Zero Coupon, 9/15/00                      4,299,071
    5,000    5.705%, 10/6/00                           4,992,093
    7,000    5.915%, 10/13/00                          6,994,665
    1,500    5.965%, 12/1/00                           1,497,706
                                                    ------------
                                                     360,185,348

------------------------------------------------------------
Federal Home Loan Mortgage Corporation--0.2%
    1,250    6.395%, 5/16/00                           1,257,322

------------------------------------------------------------
Federal National Mortgage Association--15.8%
   12,000    5.695%, 12/1/99, F.R.N.                  11,989,965
   24,000    5.74%, 12/1/99, F.R.N.                   23,996,181
    3,000    5.33375%, 12/6/99, F.R.N.                 2,999,037
    3,000    5.32125%, 12/22/99, F.R.N.                2,997,712
   14,500    5.94%, 2/9/00, F.R.N.                    14,490,516
    7,000    5.83%, 2/17/00, F.R.N.                    6,992,662
   12,500    5.10%, 5/19/00                           12,462,513
    6,500    5.33%, 6/9/00                             6,496,931
    7,000    5.80%, 8/17/00                            6,995,261
    3,000    5.97%, 10/2/00                            3,001,387
    5,000    5.90%, 12/1/00                            4,992,850
                                                    ------------
                                                      97,415,015

------------------------------------------------------------
Student Loan Marketing Association--7.8%
   24,000    5.745%, 12/1/99, F.R.N.                  23,994,574
   24,000    6.055%, 12/7/99, F.R.N.                  23,984,210
                                                    ------------
                                                      47,978,784

------------------------------------------------------------
Tennessee Valley Authority--4.4%
   25,500    8.625%, 12/16/99                         27,096,879

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount

(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a)--13.7%
$  25,000    Bank of America Securities Corp.,
                5.75%, dated 11/29/99, due
                12/1/99 in the amount of
                $25,007,986 (cost $25,000,000;
                the value of the collateral
                including accrued interest is
                $25,530,601)                        $ 25,000,000
   25,000    Credit Suisse First Boston Corp.,
                5.71%, dated 11/29/99, due
                12/1/99 in the amount of
                $25,007,931 (cost $25,000,000;
                the value of the collateral
                including accrued interest is
                $25,952,995)                          25,000,000
    9,333    Goldman, Sachs & Co., 5.30%, dated
                11/4/99, due 12/6/99 in the
                amount of $9,376,969 (cost
                $9,333,000; the value of the
                collateral including accrued
                interest is $9,519,661)                9,333,000
   25,543    Morgan Stanley Dean Witter, 5.70%,
                dated 11/30/99, due 12/2/99 in
                the amount of $25,551,191 (cost
                $25,543,000; the value of the
                collateral including accrued
                interest is $26,233,005)              25,543,000
                                                    ------------
                                                      84,876,000

                                                    ------------
------------------------------------------------------------
Total Investments--101.2%
             (amortized cost $625,805,558(b))        625,805,558
             Liabilities in excess of other
                assets--(1.2%)                        (7,391,277)
                                                    ------------
             Net Assets--100%                       $618,414,281
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1999.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as              PRUDENTIAL GOVERNMENT SECURITIES TRUST
of November 30, 1999                     SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount

(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.6%
------------------------------------------------------------
Asset-Backed--7.2%
              Capital One Master Trust
$   5,000     5.43%, Ser. 98-4 A, 1/15/07           $  4,734,375
              Premier Auto Trust
    5,000(a)  5.77%, Ser. 98-2 A3, 1/6/02              4,987,500
                                                    ------------
                                                       9,721,875

------------------------------------------------------------
Corporate Obligations--1.8%
              Merck and Company
    2,500(a)  5.76%, 5/3/37                            2,507,812
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--27.2%
              Federal Home Loan Mortgage
                 Association

       71     7.375%, 3/1/06                              70,759
      804     9.00%, 9/1/05 - 11/1/05                    819,369
              Federal National Mortgage
                 Association

   28,215(c)  6.50%, 12/1/14 - 1/1/15                 27,588,910
    2,531     7.50%, 4/1/10 - 12/1/10                  2,558,181
              Government National Mortgage
                 Association

    6,030(a)  7.00%, 1/15/25 - 2/15/29                 5,914,545
                                                    ------------
                                                      36,951,764

------------------------------------------------------------
U.S. Government Agency Obligation--32.9%
              Federal Home Loan Bank
   15,000     5.375%, 3/2/01                          14,852,400
              Federal National Mortgage
                 Association

   10,000     5.50%, 10/12/01                          9,837,500
   15,600     5.625%, 5/14/04                         15,032,004
    5,000     6.30%, 9/25/02                           4,932,800
                                                    ------------
                                                      44,654,704

U.S. Treasury Notes--19.5%
$   4,720(a)  6.50%, 5/31/01                        $  4,755,400
    2,400(a)  5.875%, 9/30/02                          2,388,384
    2,300(a)  5.75%, 11/30/02                          2,280,956
    1,500     5.25%, 5/15/04                           1,449,135
   15,000(a)  6.875%, 5/15/06                         15,478,050
                                                    ------------
                                                      26,351,925

                                                    ------------
              Total long-term investments
                 (cost $122,699,612)                 120,188,080
                                                    ------------
SHORT-TERM INVESTMENTS--31.4%
------------------------------------------------------------
Commercial Paper--14.7%
              Citicorp
    5,500     5.52%, 12/16/99                          5,487,350
              Enterprise Funding Corp.
    4,017     5.53%, 12/16/99                          4,007,744
              Old Line Funding Corp.
    4,000     5.57%, 12/15/99                          3,991,336
              Thunder Bay Funding, Inc.
    1,007     5.56%, 12/14/99                          1,004,978
              Triple A One Funding Corp.
    5,416     5.54%, 12/10/99                          5,408,499
                                                    ------------
              Total commercial paper

                 (cost $19,899,907)                   19,899,907
                                                    ------------
------------------------------------------------------------
Repurchase Agreement--13.2%
   17,880     Joint Repurchase Agreement Account,
                 5.51%, 12/1/99
                 (cost $17,880,000; Note 5)           17,880,000
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
SHORT-INTERMEDIATE TERM SERIES
Portfolio of Investments as of November 30, 1999

------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Treasury Notes--3.5%
$     500(c) 6.375%, 5/15/00                        $    501,640
    4,340    4.50%, 9/30/00                            4,293,215
                                                    ------------
             Total U.S. treasury notes
                (cost $4,804,314)                      4,794,855
                                                    ------------
             Total short-term investments
                (cost $42,584,221)                    42,574,762
                                                    ------------
------------------------------------------------------------
Total Investments--120.0%
             (amortized cost $165,283,833; Note
                4)                                   162,762,842
             Liabilities in excess of other
                assets--(20.0%)                      (27,105,323)
                                                    ------------
             Net Assets--100%                       $135,657,519
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated as collateral for dollar rolls.
(b) Mortgage dollar roll, see Note 1 and Note 4.
(c) Security pledged as initial margin for financial futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--75.7%
$  70,735    5.315%, 1/13/00                        $ 70,285,941
   43,750    5.17%, 1/20/00                           43,435,851
   75,000    5.175%, 1/20/00                          74,460,937
   25,000    5.18%, 1/20/00                           24,820,139
   15,000    5.195%, 1/20/00                          14,891,771
   15,990    5.20%, 1/20/00                           15,874,517
      505    5.205%, 1/20/00                             501,349
      700    5.215%, 1/20/00                             694,930
                                                    ------------
                                                     244,965,435

------------------------------------------------------------
United States Treasury Notes--24.9%
    5,000    6.375%, 1/15/00                           5,007,837
    3,295    5.375%, 1/31/00                           3,297,673
   24,784    7.75%, 1/31/00                           24,884,466
    1,845    7.125%, 2/29/00                           1,853,977
    6,065    6.375%, 5/15/00                           6,103,295
   12,569    6.25%, 5/31/00                           12,640,281
    7,395    6.00%, 8/15/00                            7,426,254
    4,571    6.25%, 8/31/00                            4,596,616
    1,020    4.50%, 9/30/00                            1,010,891
    6,325    6.125%, 9/30/00                           6,356,440
    7,590    4.625%, 11/30/00                          7,505,619
                                                    ------------
                                                      80,683,349

------------------------------------------------------------
Total Investments--100.6%
             (amortized cost $325,648,784(a))        325,648,784
             Liabilities in excess of other
                assets--(0.6%)                        (1,994,704)
                                                    ------------
             Net Assets--100%                       $323,654,080
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities
November 30, 1999                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.

                                                                                                                    Treasury

                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $540,929,558, $147,403,833 and $325,648,784,
   respectively)............................................................    $540,929,558     $144,882,842     $325,648,784
Repurchase agreements, at value (cost $84,876,000, $17,880,000 and $0,
   respectively)............................................................      84,876,000       17,880,000               --
Cash........................................................................         104,507          103,368               --
Receivable for investments sold.............................................              --       27,775,610               --
Interest receivable.........................................................       4,948,822        1,153,672        1,150,737
Receivable for Series shares sold...........................................       4,177,203           16,491        2,693,703
Deferred expenses and other assets..........................................          28,900            4,755            8,290
Securities lending income receivable........................................              --            1,365               --
                                                                                ------------     ------------     ------------
   Total assets.............................................................     635,064,990      191,818,103      329,501,514
                                                                                ------------     ------------     ------------
Liabilities

Payable for investments purchased...........................................      11,478,606       27,709,481               --
Dollar roll payable.........................................................              --       27,776,688               --
Payable for Series shares reacquired........................................       4,287,974          228,382        5,122,582
Dividends payable...........................................................         553,197          148,782          292,068
Due to Manager..............................................................         211,097           45,248          103,256
Due to distributor..........................................................          32,147           10,207           17,509
Accrued expenses and other liabilities......................................          87,688          239,390          312,019
Due to broker - variation margin............................................              --            2,406               --
                                                                                ------------     ------------     ------------
   Total liabilities........................................................      16,650,709       56,160,584        5,847,434
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $618,414,281     $135,657,519     $323,654,080
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:

   Shares of beneficial interest, at par ($.01 per share)...................    $  6,184,143     $    144,104     $  3,236,541
   Paid-in capital in excess of par.........................................     612,230,138      168,707,205      320,417,539
                                                                                ------------     ------------     ------------
                                                                                 618,414,281      168,851,309      323,654,080
   Accumulated net realized loss on investments.............................              --      (30,684,502)              --
   Net unrealized depreciation on investments...............................              --       (2,509,288)              --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1999...............................................    $618,414,281     $135,657,519     $323,654,080
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value Class A:

   Net asset value, offering price and redemption price per share
      ($576,868,299 / 576,868,299 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($127,297,554 / 13,525,862 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.41
                                                                                                 ------------
                                                                                                 ------------
      ($321,640,663 / 321,640,663 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($41,545,982 / 41,545,982 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($8,359,965 / 884,562 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.45
                                                                                                 ------------
                                                                                                 ------------
      ($2,013,417 / 2,013,417 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Operations
Year Ended November 30, 1999              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income

   Interest.................................................................     $32,187,838       $ 8,476,964       $ 18,185,152
   Income from securities loaned, net.......................................         --                112,674           --
                                                                                 -----------      ------------      -------------
                                                                                  32,187,838         8,589,638         18,185,152
Expenses

   Management fee...........................................................       2,509,000           590,583          1,542,859
   Distribution fee--Class A................................................         742,833           257,169            479,715
   Transfer agent's fees and expenses.......................................       1,890,000           212,000            155,000
   Custodian's fees and expenses............................................          75,000            82,000             65,000
   Reports to shareholders..................................................          70,000            67,000             67,000
   Registration fees........................................................         211,000            47,000             55,000
   Audit fees and expenses..................................................          25,000            34,000             25,000
   Legal fees and expenses..................................................          30,000            32,000             18,000
   Trustees' fees...........................................................          12,000            12,000             12,000
   Insurance................................................................           7,000             2,000              3,500
   Miscellaneous............................................................           4,992             1,606             20,015
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       5,576,825         1,337,358          2,443,089
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      26,611,013         7,252,280         15,742,063
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments Net realized gain (loss) on:

   Investment transactions..................................................          22,795        (1,535,082)            92,022
   Financial futures contracts..............................................         --                (13,779)          --
                                                                                 -----------      ------------      -------------
                                                                                      22,795        (1,548,861)            92,022
Net change in unrealized appreciation (depreciation) on:

   Investments..............................................................         --             (3,961,882)          --
   Financial futures contracts..............................................         --                 11,703           --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          22,795        (5,499,040)            92,022
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $26,633,808       $ 1,753,240       $ 15,834,085
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                        Short-                           U.S. Treasury
                                 Money Market                        Intermediate                         Money Market
                                    Series                            Term Series                            Series
                      ----------------------------------    -------------------------------    ----------------------------------
                                                                Year ended November 30,
Increase (Decrease)   -----------------------------------------------------------------------------------------------------------
in Net Assets              1999               1998               1999              1998             1999               1998
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Operations:
   Net investment
      income.......   $    26,611,013    $    29,027,146    $     7,252,280    $  8,383,801    $    15,742,063    $    19,215,442
   Net realized
      gain (loss)
      on investment
    transactions...            22,795             26,721         (1,548,861)      1,506,782             92,022            293,468
   Net change in
      unrealized
      depreciation
      on
     investments...         --                 --                (3,950,179)       (564,958)         --                 --
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
   Net increase in
      net assets
      resulting
      from
      operations...        26,633,808         29,053,867          1,753,240       9,325,625         15,834,085         19,508,910
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Dividends and
   distributions
   (Note 1)........       (26,633,808)       (29,053,867)        (7,397,439)     (8,799,007)       (15,834,085)       (19,508,910)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Series share
  transactions(a)
 (Note 6):
   Net proceeds
      from shares
      subscribed...     1,745,594,547      2,267,004,069         28,989,720      48,203,029      3,016,500,664      4,398,749,349
   Net asset value
      of shares
      issued in
      reinvestment
      of dividends
      and
   distributions...        25,608,555         27,554,570          5,237,511       5,999,888         13,902,487         17,472,551
   Cost of shares
      reacquired...    (1,769,693,659)    (2,269,663,230)       (47,069,301)    (49,748,114)    (3,043,734,040)    (4,512,021,356)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
   Net increase
      (decrease) in
      net assets
      from Series
      share
     transactions..         1,509,443         24,895,409        (12,842,070)      4,454,803        (13,330,889)       (95,799,456)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Total increase
(decrease).........         1,509,443         24,895,409        (18,486,269)      4,981,421        (13,330,889)       (95,799,456)
Net Assets
Beginning of
   year............       616,904,838        592,009,429        154,143,788     149,162,367        336,984,969        432,784,425
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
End of year(b).....   $   618,414,281    $   616,904,838    $   135,657,519    $154,143,788    $   323,654,080    $   336,984,969
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
---------------
(a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market
   Series.
(b) Includes
   undistributed
   net
   investment
   income of.......   $     --           $     --           $     --           $     92,624    $     --           $     --
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series (each a 'Series'); the monies of each series are invested in separate, independently managed portfolios.

------------------------------------------------------------
Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series may enter into financial futures contracts which are agreements to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Lending: The Money Market Series and the Short-Intermediate Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the Series continues to receive any dividend or interest paid on such securities. Each Series receives compensation net of rebates for lending securities in the form of fees or it retains a portion of interest on the investments of any cash received as collateral. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of fundamental policy the Series may not lend more than 30% of the value of its total assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dollar Rolls: The Short-Intermediate Term Series may enter into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to increase net investment income by $52,535, decrease accumulated net realized losses by $2,336,371 and increase paid-in-capital in excess of par by $2,283,836 which represents the expiration of a portion of the capital loss carryforward. Net investment income, net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the 'Class A Plan'), regardless of expenses actually incurred by them. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' average daily net assets. The Short-Intermediate Term Series' Class A Plan compensates PIMS at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Short-Intermediate Term Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended November 30, 1999. The purpose of the

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1999, the Fund incurred fees of approximately $1,687,100, $190,000, and $149,700, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. As of November 30, 1999, approximately $145,000, $15,400, and $9,400 of such fees were due to PMFS, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1999 were $400,163,371 and $399,824,787, respectively.

For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $165,283,833 and, accordingly, as of November 30, 1999, net unrealized depreciation of investments for federal income tax purposes was $2,520,991 (gross unrealized appreciation $8,466; gross unrealized depreciation--$2,529,457).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1999 of approximately $30,673,000 of which $3,746,000 expires in 2000, $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003, $1,933,000 expires in 2004,
$3,290,000 expires in 2005 and $1,537,000 expires in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1999, approximately $4,746,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the year ended November 30, 1999 was approximately $13,957,017 for the Short-Intermediate Term Series.

During the fiscal year ended November 30, 1999, the Short-Intermediate Term Series entered into financial futures contracts. Details of open contracts at November 30, 1999 are as follows:

                                            Value at       Value at
Number of                    Expiration      Trade       November 30,      Unrealized
Contracts        Type           Date          Date           1999         Appreciation
---------     -----------    -----------    --------     ------------     -------------
                 Short
               Position:

                 U.S.

               Treasury

    7            Index        Mar. 2000     $663,141       $651,438          $11,703
                                                                          -------------
                                                                          -------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Short-Intermediate Term Series had a 2.74% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $17,880,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the Money Market Series for the fiscal years ended November 30, 1999 and 1998 were as follows:

                                      Year Ended November 30,
                                 ---------------------------------
                                      1999              1998
                                 ---------------   ---------------
Class A

-------------------------------
Shares sold....................    1,712,722,383     2,221,883,796
Shares issued in reinvestment
  of dividends and
  distributions................       24,187,413        26,646,608
Shares reacquired..............   (1,750,045,596)   (2,249,954,294)
                                 ---------------   ---------------
Net decrease in shares
  outstanding..................      (13,135,800)       (1,423,890)
                                 ---------------   ---------------
                                 ---------------   ---------------
Class Z

-------------------------------
Shares sold....................       32,872,164        45,120,273
Shares issued in reinvestment
  of dividends and
  distributions................        1,421,142           907,962
Shares reacquired..............      (19,648,063)      (19,708,936)
                                 ---------------   ---------------
Net increase in shares
  outstanding..................       14,645,243        26,319,299
                                 ---------------   ---------------
                                 ---------------   ---------------

Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1999 and November 30, 1998 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year Ended November 30, 1999:
Shares sold..........................   1,586,933   $ 15,183,562
Shares issued in reinvestment of
  dividends and distributions........     500,676      4,786,911
Shares reacquired....................  (3,863,436)   (36,892,313)
                                       ----------   ------------
Net decrease in shares outstanding...  (1,775,827)  $(16,921,840)
                                       ----------   ------------
                                       ----------   ------------
Year ended November 30, 1998:
Shares sold..........................   1,705,356   $ 16,600,350
Shares issued in connection with
  acquisition of BlackRock Government

  Income Trust (Note 7)..............   2,597,731     25,405,808
Shares issued in reinvestment of
  dividends and distributions........     594,479      5,797,497
Shares reacquired....................  (4,917,018)   (47,986,897)
                                       ----------   ------------
Net decrease in shares outstanding...     (19,452)  $   (183,242)
                                       ----------   ------------
                                       ----------   ------------
Class Z                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1999:
Shares sold..........................   1,423,368   $ 13,806,158
Shares issued in reinvestment of
  dividends and distributions........      47,015        450,600
Shares reacquired....................  (1,058,235)   (10,176,988)
                                       ----------   ------------
Net increase in shares outstanding...     412,148   $  4,079,770
                                       ----------   ------------
                                       ----------   ------------
Year ended November 30, 1998:
Shares sold..........................     631,680   $  6,196,871
Shares issued in reinvestment of
  dividends and distributions........      20,672        202,391
Shares reacquired....................    (179,959)    (1,761,217)
                                       ----------   ------------
Net increase in shares outstanding...     472,393   $  4,638,045
                                       ----------   ------------
                                       ----------   ------------

Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal years ended November 30, 1999 and 1998 were as follows:

                                      Year Ended November 30,
                                 ---------------------------------
                                      1999              1998
                                 ---------------   ---------------
Class A

-------------------------------
Shares sold....................    3,013,485,594     4,398,749,349
Shares issued in reinvestment
  of dividends and
  distributions................       13,826,283        17,472,545
Shares reacquired..............   (3,042,655,971)   (4,512,021,356)
                                 ---------------   ---------------
Net decrease in shares
  outstanding..................      (15,344,094)      (95,799,462)
                                 ---------------   ---------------
                                 ---------------   ---------------
Class Z

-------------------------------
Shares sold....................        3,015,070                --
Shares issued in reinvestment
  of dividends and
  distributions................           76,204                 6
Shares reacquired..............       (1,078,069)               --
                                 ---------------   ---------------
Net increase in shares
  outstanding..................        2,013,205                 6
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                     Class A                                            Class Z
                           ------------------------------------------------------------     -------------------------------
                                             Year Ended November 30,                            Year Ended November 30,
                           ------------------------------------------------------------     -------------------------------
                             1999         1998         1997         1996         1995         1999        1998        1997
                           --------     --------     --------     --------     --------     --------     -------     ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period..    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000     $1.000
Net investment
  income...............       0.042        0.048        0.048        0.046        0.052        0.044       0.049      0.048
Dividends and
  distributions........      (0.042)      (0.048)      (0.048)      (0.046)      (0.052)      (0.044)     (0.049)    (0.048)
                           --------     --------     --------     --------     --------     --------     -------     ------
Net asset value, end of
  period...............    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000     $1.000
                           --------     --------     --------     --------     --------     --------     -------     ------
                           --------     --------     --------     --------     --------     --------     -------     ------
TOTAL RETURN(a)........        4.31%        4.87%        4.87%        4.74%        5.20%        4.44%       5.00%      5.03%
RATIOS/SUPPLEMENTAL
  DATA:

Net assets, end of
  period (000).........    $576,868     $590,004     $591,428     $552,123     $598,194     $ 41,546     $26,901     $  581
Average net assets
  (000)................    $594,266     $589,649     $586,513     $589,147     $597,599     $ 32,984     $19,236     $  672
Ratios to average net
  assets:
   Expenses, including
      distribution
      fees.............        0.90%        0.80%        0.77%        0.86%        0.78%        0.77%       0.67%      0.65%
   Expenses, excluding
      distribution
      fees.............        0.77%        0.67%        0.65%        0.73%        0.65%        0.77%       0.67%      0.65%
   Net investment
      income...........        4.23%        4.77%        4.77%        4.63%        5.15%        4.38%       4.89%      4.92%

                            March 1,
                             1996(b)
                             Through
                          November 30,
                              1996
                              -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period..      $ 1.000
Net investment
  income...............        0.038
Dividends and
  distributions........       (0.038)
                               -----
Net asset value, end of
  period...............      $ 1.000
                               -----
                               -----
TOTAL RETURN(a)........         3.87%
RATIOS/SUPPLEMENTAL
  DATA:

Net assets, end of
  period (000).........      $   204(c)
Average net assets
  (000)................      $ 1,962
Ratios to average net
  assets:
   Expenses, including
      distribution
      fees.............         0.68%(d)
   Expenses, excluding
      distribution
      fees.............         0.68%(d)
   Net investment
      income...........         4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                           Class A                                        Class Z
                                 ------------------------------------------------------------     -----------------------
                                                   Year Ended November 30,                        Year Ended November 30,
                                 ------------------------------------------------------------     -----------------------
                                   1999         1998         1997         1996         1995        1999          1998
                                 --------     --------     --------     --------     --------     ------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $   9.77     $   9.74     $   9.70     $   9.74     $   9.17     $ 9.81        $ 9.77
                                 --------     --------     --------     --------     --------     ------         -----
Income from investment
  operations:

Net investment income........        0.47         0.51         0.56         0.51         0.56       0.51          0.47
Net realized and unrealized
  gain (loss) on investment
  transactions...............       (0.35)        0.06           --        (0.01)        0.55      (0.37)         0.13
                                 --------     --------     --------     --------     --------     ------         -----
   Total from investment
      operations.............        0.12         0.57         0.56         0.50         1.11       0.14          0.60
                                 --------     --------     --------     --------     --------     ------         -----
Less distributions:
Dividends from net investment
  income.....................       (0.48)       (0.54)       (0.52)       (0.54)       (0.54)     (0.50)        (0.56)
                                 --------     --------     --------     --------     --------     ------         -----
Net asset value, end of
  period.....................    $   9.41     $   9.77     $   9.74     $   9.70     $   9.74     $ 9.45        $ 9.81
                                 --------     --------     --------     --------     --------     ------         -----
                                 --------     --------     --------     --------     --------     ------         -----
TOTAL RETURN(a)..............        1.26%        6.01%        5.96%        5.34%       12.37%      1.46%         6.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $127,298     $149,508     $149,162     $185,235     $212,996     $8,360        $4,635
Average net assets (000).....    $138,847     $155,680     $166,651     $186,567     $209,521     $8,798        $3,631
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.92%        0.96%        0.97%        1.01%        0.95%      0.73%         0.78%
   Expenses, excluding
      distribution fees......        0.73%        0.78%        0.77%        0.79%        0.75%      0.73%         0.78%
   Net investment income.....        4.90%        5.26%        5.76%        5.99%        5.82%      5.09%         5.36%
Portfolio turnover rate......         304%         155%         210%         132%         217%       304%          155%


                               February 26,
                                 1997(b)

                                 Through
                               November 30,
                                   1997

                                   -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................     $ 9.64
                                   -----
Income from investment
  operations:

Net investment income........       0.47
Net realized and unrealized
  gain (loss) on investment
  transactions...............       0.07
                                   -----
   Total from investment
      operations.............       0.54
                                   -----
Less distributions:
Dividends from net investment
  income.....................      (0.41)
                                   -----
Net asset value, end of
  period.....................     $ 9.77
                                   -----
                                   -----
TOTAL RETURN(a)..............       5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................     $  207(c)
Average net assets (000).....     $  202(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......       0.77%(d)
   Expenses, excluding
      distribution fees......       0.77%(d)
   Net investment income.....       6.52%(d)
Portfolio turnover rate......        210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                           Class A                                         Class Z
                                 ------------------------------------------------------------     -------------------------
                                                   Year Ended November 30,                         Year Ended November 30,
                                 ------------------------------------------------------------     -------------------------
                                   1999         1998         1997         1996         1995         1999           1998
                                 --------     --------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income........       0.041        0.046        0.047        0.046        0.050        0.043         0.049
Dividends and
  distributions..............      (0.041)      (0.046)      (0.047)      (0.046)      (0.050)      (0.043)       (0.049)
                                 --------     --------     --------     --------     --------     --------         -----
Net asset value, end of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                 --------     --------     --------     --------     --------     --------         -----
                                 --------     --------     --------     --------     --------     --------         -----
TOTAL RETURN(a)..............        4.19%        4.66%        4.80%        4.75%        5.08%        4.37%         5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $321,641     $336,985     $432,784     $305,330     $339,334     $  2,013        $  211(c)
Average net assets (000).....    $383,772     $420,140     $402,634     $393,060     $345,369     $  1,942        $  209(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.63%        0.63%        0.65%        0.63%        0.62%        0.51%         0.51%
   Expenses, excluding
      distribution fees......        0.51%        0.51%        0.52%        0.51%        0.50%        0.51%         0.51%
   Net investment income.....        4.08%        4.57%        4.66%        4.57%        5.01%        4.19%         4.91%

                               February 21,
                                 1997(b)

                                 Through
                               November 30,
                                   1997

                                   -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................     $1.000
Net investment income........      0.039
Dividends and
  distributions..............     (0.039)
                                   -----
Net asset value, end of
  period.....................     $1.000
                                   -----
                                   -----
TOTAL RETURN(a)..............       3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................     $  205(c)
Average net assets (000).....     $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......       0.52%(d)
   Expenses, excluding
      distribution fees......       0.52%(d)
   Net investment income.....       3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

January 17, 2000
--------------------------------------------------------------------------------

Important Notice for Certain Shareholders
(Unaudited)                               PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 54.16% of the dividends paid by the Money Market Series*, 33.44% of the dividends paid by the Short-Intermediate Term Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

Shortly after the close of the calendar year ended December 31, 1999, you will be advised as to the federal tax status of the dividends you received in calendar 1999.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

--------------------------------------------------------------------------------

                                  APPENDIX I

                         GENERAL INVESTMENT INFORMATION



     The following terms are used in mutual fund investing.

ASSET ALLOCATION

       Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

       Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

       Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

       Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.


POWER OF COMPOUNDING

       Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION

       Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX II

                          HISTORICAL PERFORMANCE DATA

       The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

       The following chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY














                                     CHART













       Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

      IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


       Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

       Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1988 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Trust or of any sector in which the Trust invests.

       All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in each Series' Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS















                                     CHART














-----------

1 Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
   Source: Lipper Inc.

4 Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.


5 Salomon Smith Barney World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

      This chart illustrates the performance of major world stock markets for the period from 1985 through 1999. It does not represent the performance of any Prudential Mutual Fund.



















                                     CHART









      Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.



      This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.
















                                     CHART








-----------

      Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                     CHART












      Source: Morgan Stanley Capital International, December 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.















                                     CHART













-----------
      Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constnued to represent the yields of any Prudential Mutual Fund.

                                    PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

 (a) (1) Declaration of Trust as amended and restated on September 6, 1988 of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).
     (2) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).
     (3) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).
     (4) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).
     (5) Form of Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997. (File No. 2-74139).

 (b) (1) By-Laws of the Registrant. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).
     (2) Amendment to By-Laws of the Registrant.*

 (c) (1) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. (c)(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on , 1999 (File No. 2-74139).
     (2) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. (c) (2) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 25, 1999 (File No. 2-74139).

     (3) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

 (d) (1) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

     (2) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998. (File No. 2-74139).

     (3) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*

 (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.
     (2) Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

 (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998. (File No. 2-74139)
     (2) Amendment to Custodian Agreement dated February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.*

 (h) (1) Transfer Agency Agreement between the Registrant an Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998. (File No. 2-74139)

     (2) Amendment to Transfer Agency and Service Agreement dated August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.)*

 (i) Opinion of Sullivan & Worcester. Incorporated by reference to Exhibit No.(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 25, 1999 (File No. 2-74139).
 (j) (1) Consent of Independent Accountants.*
     (2) Consent of Sullivan and Worcester.*

 (m) (1) Distribution and Service Plan for Class A Shares, dated December
         20, 1990, as amended and restated on July 1, 1993 and August 1, 1995 (Money Market Series and U.S. Treasury Money Market Series).*
     (2) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series).*
 (n) (1) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to
         Exhibit 18 to Post Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.
     (2) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short-Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139)

-------
 * Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      No person is controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION.

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and pursuant to Article V of the Fund's Declaration of Trust with respect to trustees and officers and
Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), trustees, officers, employees and agents of the Trust may be indemnified against certain liabilities in connection with the Trust, and pursuant to Section 9 of the Distribution Agreements (Exhibits 6(e) and 6(f) to the Registration Statement), Prudential Securities Incorporated and Prudential Mutual Fund Distributors, Inc., as distributors of the Trust, may be indemnified against certain liabilities which they may incur. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 9 of the Distribution Agreements are hereby incorporated by reference in their entirety. The Trust has purchased an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and trustees under certain circumstances.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Prudential Investments Fund Management LLC (PIFM)

      See "How the Series Is Managed" in the Prospectus constituting Part A of this Registration Statement and "Management of the Trust" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

      The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS        POSITION WITH PIFM              PRINCIPAL OCCUPATIONS
----------------------- ------------------------------- --------------------------------------------------------------------------
David R. Odenath, Jr.   Officer in Charge, President,   Officer in Charge, President, Chief Executive Officer and Chief Operating
                        Chief Executive Officer and     Officer, PIFM; Senior Vice President, The Prudential Insurance
                        Chief Operating Officer         Company of America (Prudential)

                     Executive Vice President and   Executive Vice President and Chief Administrative Officer, PIFM; Vice
Robert F. Gunia      Chief Administrative Officer   President, Prudential; President, Prudential Investment Management
                                                    Services LLC (PIMS)
William V. Healey    Executive Vice President,      Executive Vice President, Chief Legal Officer and Secretary, PIFM; Vice
                     Chief Legal Officer and        President and Associate General Counsel, Prudential; Senior Vice
                     Secretary                      President, Chief Legal Officer and Secretary, PIMS
Brian W. Henderson   Executive Vice President       Executive Vice President, PIFM; Senior Vice President and Chief
                                                    Operating Officer, PIMS
Stephen Pelletier    Executive Vice President       Executive Vice President, PIFM
Judy A. Rice         Executive Vice President       Executive Vice President, PIFM
Lynn M. Waldvogel    Executive Vice President       Executive Vice President, PIFM


      (b) The Prudential Investment Corporation (PIC).

      See "How the Series is Managed-Investment Adviser" in the Prospectus constituting Part A of the Regtistration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Reistration Statement.


      The business and other connections of PIC's directors and executiveofficers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.





NAME AND ADDRESS          POSITION WITH PIC            PRINCIPAL OCCUPATIONS
------------------------- ---------------------------- -----------------------------------------------------------------------
Jeffrey Hiller            Chief Compliance Officer     Chief Compliance Officer, Prudential Global Asset Management
John R. Strangfeld, Jr.   Chairman of the Board,       President of Prudential Global Asset Management Group of Prudential;
                          President, Chief Executive   Senior Vice President, Prudential; Chairman of the Board, President,
                          Officer and Director         Chief Executive Officer and Director, PIC
Bernard Winograd          Senior Vice President and    Chief Executive Officer, Prudential Real Estate Investors; Senior Vice
                          Director                     President and Director, PIC


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS)


      PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential Money Mart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Target Funds, and The Target Portfolio Trust.

      (b) Information concerning the officers and directors of PIMS is set forth below:





                          POSITIONS AND                                    POSITIONS AND
                          OFFICES WITH                                     OFFICES WITH
NAME(1)                   UNDERWRITER                                      REGISTRANT
-----------------------   ----------------------------------------------   ----------------------------
Margaret Deverell         Vice President and Chief Financial Officer       None
Robert F. Gunia           President                                        Vice President and Director
Kevin Frawley             Senior Vice President and Compliance Officer     None
 213 Washington Street
 Newark, NJ 07102

                            POSITIONS AND                                  POSITIONS AND
                            OFFICES WITH                                   OFFICES WITH
NAME(1)                     UNDERWRITER                                    REGISTRANT
-------------------------   --------------------------------------------   -----------------------
William V. Healey           Senior Vice President, Secretary and Chief     None
                            Legal Officer

Brian W. Henderson          Senior Vice President and Officer              None

John R. Strangfeld, Jr.     Advisory Board Member                          President and Director


    (1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

       (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway
Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

      Other than as set forth under the captions "How the Series Is Managed-Manager" and "How the Series Is Managed-Distributor" in the Prospectus and "Investment Advisory and Other Services-Manager and Investment Adviser" and "-Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

      The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newark, and State of New Jersey, on the 2nd day of February, 2000.


                                  PRUDENTIAL GOVERNMENT SECURITIES TRUST

                                  By /s/ John R. Strangfeld, Jr.
                                  ----------------------------------
                                  JOHN R. STRANGFELD, JR., PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




            SIGNATURE              TITLE                              DATE
--------------------------------   -------------------------   -----------------
/s/ Eugene C. Dorsey               Trustee                     February 2, 2000
------------------------------
  EUGENE C. DORSEY

/s/ Delayne Dedrick Gold           Trustee                     February 2, 2000
------------------------------
  DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia                Trustee                     February 2, 2000
------------------------------
  ROBERT F. GUNIA

/s/ Thomas T. Mooney               Trustee                     February 2, 2000
------------------------------
  THOMAS T. MOONEY

/s/ Stephen R. Munn                Trustee                     February 2, 2000
------------------------------
  STEPHEN R. MUNN

/s/ David R. Odenath, Jr.          Trustee                     February 2, 2000
------------------------------
  DAVID R. ODENATH, JR.

/s/ Richard A. Redeker             Trustee                     February 2, 2000
------------------------------
  RICHARD A. REDEKER

/s/ John R. Strangfeld, Jr.        President and Trustee       February 2, 2000
------------------------------
  JOHN R. STRANGFELD, JR.

/s/ Nancy Hays Teeters             Trustee                     February 2, 2000
------------------------------
  NANCY HAYS TEETERS

/s/ Louis A. Weil, III             Trustee                     February 2, 2000
------------------------------
  LOUIS A. WEIL, III

/s/ Grace C. Torres                Principal Financial and     February 2, 2000
------------------------------     Accounting Officer

  GRACE C. TORRES

                                 EXHIBIT INDEX



(b) (2) Amendment to By-Laws of the Registrant.
(d) (3) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.
(g) (2) Amendment to Custodian Agreement dated February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.
(h) (2) Amendment to Transfer Agency and Service Agreement dated August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.)
(j) (1) Consent of Independent Accountants.
(j) (2) Consent of Sullivan and Worcester.

(m) (1) Distribution and Service Plan for Class A Shares, dated December 20, 1990, as amended and restated on July 1, 1993 and August 1, 1995. (Money Market Series and U.S. Treasury Money Market Series).

    (2) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series).